Filed Pursuant to Rule 433
                                                    Registration No.: 333-118843

                        [Banc of America Securities Logo]

--------------------------------------------------------------------------------

      The asset-backed securities referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these securities, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

      Because the asset-backed securities are being offered on a "when, as and if issued" basis, any such contract will terminate, by its terms, without any further obligation or liability between us, if the securities themselves, or the particular class to which the contract relates, are not issued. Because the asset-backed securities are subject to modification or revision, any such contract also is conditioned upon the understanding that no material change will occur with respect to the relevant class of securities prior to the closing date. If a material change does occur with respect to such class, our contract will terminate, by its terms, without any further obligation or liability between us (the "Automatic Termination"). If an Automatic Termination occurs, we will provide you with revised offering materials reflecting the material change and give you an opportunity to purchase such class. To indicate your interest in purchasing the class, you must communicate to us your desire to do so within such timeframe as may be designated in connection with your receipt of the revised offering materials.

MBS New Issue Term Sheet

Banc of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2005-L
$340,996,000 (approximate)

Classes 1-A-1, 1-A-2, 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5, 3-A-1, 3-A-2, 4-A-1
and 4-A-2 (Offered Certificates)

Bank of America, National Association

Seller and Servicer

[Bank of America Logo]

December 12, 2005

--------------------------------------------------------------------------------
Banc of America Securities LLC
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-L  $340,996,000 (approximate)
--------------------------------------------------------------------------------

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

                             IRS CIRCULAR 230 NOTICE

            THIS FREE WRITING PROSPECTUS IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL, STATE OR LOCAL TAX PENALTIES. THIS FREE WRITING PROSPECTUS IS WRITTEN AND PROVIDED BY THE UNDERWRITERS IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN. INVESTORS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.



                                                                               2
Banc of America Securities LLC
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BoAMS 2005-L  $340,996,000 (approximate)
--------------------------------------------------------------------------------

                                Table of Contents
                                -----------------

      >> Preliminary Summary of Certificates (To Roll)                    pg. 3

      >> Preliminary Summary of Certificates (To Maturity)                pg. 4

      >> Preliminary Summary of Terms                                     pg. 5

      >> Preliminary Credit Support                                       pg. 19

      >> Preliminary Priority of Distributions                            pg. 19

      >> Preliminary Bond Summary (To Roll)                               pg. 20

      >> Preliminary Bond Summary (To Maturity)                           pg. 24

      >> Risk Factors                                                     pg. 28



                                                                               3
Banc of America Securities LLC
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BoAMS 2005-L  $340,996,000 (approximate)
--------------------------------------------------------------------------------


                       Preliminary Summary of Certificates
                       -----------------------------------
                                   To Roll (1)
                                   -----------

                                                                                               Expected
                                                                                  Est. Prin    Maturity             Expected
                          Approx.                                      Est.       Window       to Roll     Delay     Ratings
Class                    Size (2)       Interest - Principal Type    WAL (yrs)     (mos)       @ 25% CPB    Days   (S&P/Fitch)
------------------------------------------------------------------------------------------------------------------------------
Offered Certificates
--------------------
1-A-1                 $42,153,000.00   Variable - Pass-Through (3)     1.94        1 - 36     12/25/2008     24     AAA / AAA
1-A-2                   1,709,000.00   Variable - Pass-Through (3)     1.94        1 - 36     12/25/2008     24     AAA / AAA
2-A-1                  55,706,000.00   Variable - Pass-Through (4)     2.57        1 - 60     12/25/2010     24     AAA / AAA
2-A-2                   5,018,000.00   Variable - Pass-Through (4)     2.57        1 - 60     12/25/2010     24     AAA / AAA
2-A-3                  43,141,000.00    Variable - Sequential (4)      1.40        1 - 40     04/25/2009     24     AAA / AAA
2-A-4                  10,121,000.00    Variable - Sequential (4)      4.10       40 - 58     10/25/2010     24     AAA / AAA
2-A-5                  14,824,000.00    Variable - Sequential (4)      4.94       58 - 60     12/25/2010     24     AAA / AAA
3-A-1                  66,701,000.00   Variable - Pass-Through (5)     2.91        1 - 84     12/25/2012     24     AAA / AAA
3-A-2                   2,704,000.00   Variable - Pass-Through (5)     2.91        1 - 84     12/25/2012     24     AAA / AAA
4-A-1                  95,065,000.00   Variable - Pass-Through (6)     3.20       1 - 120     12/25/2015     24     AAA / AAA
4-A-2                   3,854,000.00   Variable - Pass-Through (6)     3.20       1 - 120     12/25/2015     24     AAA / AAA
Not Offered Hereunder
---------------------
B-1                    $7,619,000.00                                                                                   N.A.
B-2                     2,125,000.00                                                                                   N.A.
B-3                     1,417,000.00                                                                                   N.A.
B-4                       886,000.00                                                                                   N.A.
B-5                       532,000.00                                                                                   N.A.
B-6                       708,610.00                                                                                   N.A.
1-A-R                         100.00                                                                                   N.A.


(1) Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full by the Distribution Date occurring in the month of December 2008, December 2010, December 2012 and December 2015, respectively.

(2)   Class sizes are subject to change.

(3) For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(4) For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(5) For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(6) For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).


                                                                               3
Banc of America Securities LLC
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-L  $340,996,000 (approximate)
--------------------------------------------------------------------------------


                       Preliminary Summary of Certificates
                       -----------------------------------
                                   To Maturity
                                   -----------

                                                                                Est. Prin.                             Expected
                         Approx.                                      Est.        Window     Expected Final   Delay    Ratings
Class                   Size (1)       Interest - Principal Type    WAL (yrs)   (mos) (2)    Maturity (2)     Days    (S&P/Fitch)
---------------------------------------------------------------------------------------------------------------------------------
Offered Certificates
--------------------
1-A-1                $42,153,000.00   Variable - Pass-Through (3)     3.29      1 -- 360      12/25/2035       24     AAA / AAA
1-A-2                  1,709,000.00   Variable - Pass-Through (3)     3.29       1 - 360      12/25/2035       24     AAA / AAA
2-A-1                 55,706,000.00   Variable - Pass-Through (4)     3.31       1 - 360      12/25/2035       24     AAA / AAA
2-A-2                  5,018,000.00   Variable - Pass-Through (4)     3.31       1 - 360      12/25/2035       24     AAA / AAA
2-A-3                 43,141,000.00     Variable - Sequential (4)     1.40        1 - 40      04/25/2009       24     AAA / AAA
2-A-4                 10,121,000.00     Variable - Sequential (4)     4.12       40 - 61      01/25/2011       24     AAA / AAA
2-A-5                 14,824,000.00     Variable - Sequential (4)     8.33      61 - 360      12/25/2035       24     AAA / AAA
3-A-1                 66,701,000.00   Variable - Pass-Through (5)     3.32       1 - 360      12/25/2035       24     AAA / AAA
3-A-2                  2,704,000.00   Variable - Pass-Through (5)     3.32       1 - 360      12/25/2035       24     AAA / AAA
4-A-1                 95,065,000.00   Variable - Pass-Through (6)     3.36       1 - 360      12/25/2035       24     AAA / AAA
4-A-2                  3,854,000.00   Variable - Pass-Through (6)     3.36       1 - 360      12/25/2035       24     AAA / AAA


(1)   Class sizes are subject to change.

(2) Estimated Principal Window (except with respect to the Sequential Class A Certificates) and Expected Final Maturity are calculated based on the maturity date of the latest maturing loan for each Loan Group.

(3) For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(4) For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(5) For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(6) For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).


                                                                               4
Banc of America Securities LLC
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-L  $340,996,000 (approximate)
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms
                          ----------------------------

Transaction:                        Banc of America Mortgage Securities, Inc.
                                    Mortgage Pass-Through Certificates, Series
                                    2005-L

Lead Manager (Book Runner):         Banc of America Securities LLC

Co-Managers:                        Bear, Stearns & Co. Inc. and Lehman Brothers
                                    Inc.

Seller and Servicer:                Bank of America, N.A.

Depositor:                          Banc of America Mortgage Securities, Inc.

Trustee:                            Wells Fargo Bank, N.A.

Rating Agencies:                    Standard & Poor's, a division of The
                                    McGraw-Hill Companies, Inc. and Fitch
                                    Ratings

Transaction Size:                   $354,283,711

Securities Offered:                 $42,153,000 Class 1-A-1 Certificates
                                    $1,709,000  Class 1-A-2 Certificates
                                    $55,706,000  Class 2-A-1 Certificates
                                    $5,018,000 Class 2-A-2 Certificates
                                    $43,141,000 Class 2-A-3 Certificates
                                    $10,121,000 Class 2-A-4 Certificates
                                    $14,824,000 Class 2-A-5 Certificates
                                    $66,701,000 Class 3-A-1 Certificates
                                    $2,704,000  Class 3-A-2 Certificates
                                    $95,065,000  Class 4-A-1 Certificates
                                    $3,854,000  Class 4-A-2 Certificates

Group 1 Mortgage Loans:             3/1 Hybrid ARM Residential Mortgage Loans:
                                    fully amortizing, one-to-four family, first lien mortgage loans. The Group 1 Mortgage
                                    Loans have a fixed interest rate for
                                    approximately 3 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 72.98% of the Group 1
                                    Mortgage Loans require only payments of
                                    interest until the month following the first rate adjustment date.

Group 2 Mortgage Loans:             5/1 Hybrid ARM Residential Mortgage Loans:
                                    fully amortizing, one-to-four family, first lien mortgage loans. The Group 2 Mortgage
                                    Loans have a fixed interest rate for
                                    approximately 5 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 73.29% of the Group 2
                                    Mortgage Loans require only payments of
                                    interest until the month following the first rate adjustment date.

Group 3 Mortgage Loans:             7/1 Hybrid ARM Residential Mortgage Loans:
                                    fully amortizing, one-to-four family, first lien mortgage loans. The Group 3 Mortgage
                                    Loans have a fixed interest rate for
                                    approximately 7 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 64.38% of the Group 3
                                    Mortgage Loans require only payments of
                                    interest until the month following the first rate adjustment date.


                                                                               5
Banc of America Securities LLC
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-L  $340,996,000 (approximate)
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms
                          ----------------------------

Group 4 Mortgage Loans:             10/1 Hybrid ARM Residential Mortgage Loans:
                                    fully amortizing, one-to-four family, first lien mortgage loans. The Group 4 Mortgage
                                    Loans have a fixed interest rate for
                                    approximately 10 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 88.71% of the Group 4
                                    Mortgage Loans require only payments of
                                    interest until the month following the first rate adjustment date.

Expected Pricing Date:              Week of December 12, 2005

Expected Closing Date:              On or about December 29, 2005

Distribution Date:                  25th of each month, or the next succeeding
                                    business day (First Distribution Date:
                                    January 25, 2006)

Cut-off Date:                       December 1, 2005

Class A Certificates:               Class 1-A-1, 1-A-2, 1-A-R, 2-A-1, 2-A-2,
                                    2-A-3, 2-A-4, 2-A-5, 3-A-1, 3-A-2, 4-A-1 and
                                    4-A-2 Certificates (the "Class A
                                    Certificates"). The Class 1-A-R Certificate is not offered hereunder.

Subordinate Certificates:           Class B-1, B-2, B-3, B-4, B-5 and B-6
                                    Certificates (the "Class B Certificates").
                                    The Subordinate Certificates are not offered hereunder.

Group 1-A Certificates:             Class 1-A-1, 1-A-2 and 1-A-R Certificates

Group 2-A Certificates:             Class 2-A-1, 2-A-2, 2-A-3, 2-A-4 and 2-A-5
                                    Certificates

Group 3-A Certificates:             Class 3-A-1 and 3-A-2 Certificates

Group 4-A Certificates:             Class 4-A-1 and 4-A-2 Certificates

Super Senior Certificates:          Class 1-A-1, 2-A-1, 2-A-3, 2-A-4, 2-A-5,
                                    3-A-1 and 4-A-1 Certificates

Super Senior Support Certificates:  Class 1-A-2, 2-A-2, 3-A-2 and 4-A-2
                                    Certificates

Sequential Class A Certificates:    Class 2-A-3, 2-A-4 and 2-A-5 Certificates

Day Count:                          30/360

Prepayment Speed:                   25% CPB

Clearing:                           DTC, Clearstream and Euroclear


Denominations:                    Original Certificate     Minimum      Incremental
                                         Form           Denominations  Denominations
                                         ----           -------------  -------------
    Class A Offered Certificates       Book Entry          $1,000           $1

                                                                               6
Banc of America Securities LLC
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-L  $340,996,000 (approximate)
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms
                          ----------------------------

SMMEA Eligibility:                  The Class A Certificates and the Class B-1
                                    Certificates are expected to constitute
                                    "mortgage related securities" for purposes of SMMEA.

Tax Structure:                      For federal income tax purposes, elections
                                    will be made to treat the Trust as multiple
                                    "real estate mortgage investment conduits"
                                    (each, a "REMIC"). The Class A Certificates
                                    (other than the Class 1-A-R Certificates) will constitute "regular interests" in a REMIC and will be treated as debt instruments for federal income tax purposes.
                                    The Class 1-A-R Certificate constitutes the sole class of "residual interest" in each REMIC.

Optional Clean-up Call:             At its option, the Depositor may, subject to
                                    certain conditions, purchase all remaining
                                    Mortgage Loans in the Trust and effect early retirement of the Certificates on any Distribution Date on or after which the aggregate Stated Principal Balance of the Mortgage Loans declines to 10% or less of the aggregate unpaid principal balance of the Mortgage Loans as of the Cut-off Date
                                    ("Cut-off Date Pool Principal Balance").

Principal Distribution:             Principal will be allocated to the
                                    certificates according to the Priority of
                                    Distributions: The Senior Principal
                                    Distribution Amount for Group 1 will
                                    generally be allocated first to the Class
                                    1-A-R Certificate and then to the Class
                                    1-A-1 and 1-A-2 Certificates, pro rata,
                                    until their class balances have been reduced to zero. The Senior Principal Distribution
                                    Amount for Group 2 will generally be
                                    allocated to the Group 2-A Certificates, concurrently, as follows, (A) approximately
                                    [96.1043397252]%, concurrently as follows,
                                    (i) approximately [44.9996768773]% to the
                                    Class 2-A-1 Certificates until their class balance has been reduced to zero and (ii) sequentially, as follows, approximately
                                    [55.0003231227]% to the Class 2-A-3, 2-A-4
                                    and 2-A-5 Certificates, in that order, until their class balances have been reduced to zero, and (B) approximately [3.8956602748]% to the Class 2-A-2 Certificates until their class balance has been reduced to zero. The
                                    Senior Principal Distribution Amount for
                                    Group 3 will generally be allocated to the Class 3-A-1 and 3-A-2 Certificates, pro rata, until their class balances have been reduced to zero. The Senior Principal
                                    Distribution Amount for Group 4 will
                                    generally be allocated to the Class 4-A-1 and 4-A-2 Certificates, pro rata, until their class balances have been reduced to zero. The Subordinate Principal Distribution
                                    Amount will generally be allocated to the Subordinate Certificates on a pro rata basis but will be distributed sequentially in accordance with their numerical class designations. After the class balances of the Class A Certificates of a Group have been reduced to zero, certain amounts otherwise payable to the Subordinate
                                    Certificates may be paid to the Class A
                                    Certificates of one or more of the other
                                    Groups. (Please see the Preliminary Priority of Distributions section.)


                                                                               7
Banc of America Securities LLC
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-L  $340,996,000 (approximate)
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms
                          ----------------------------

Interest Accrual:                   Interest will accrue on the Class 1-A-1,
                                    1-A-2, 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5,
                                    3-A-1, 3-A-2, 4-A-1 and 4-A-2 Certificates during each one-month period ending on the last day of the month preceding the month in which each Distribution Date occurs. The initial interest accrual period will be deemed to have commenced on December 1, 2005. Interest that accrues on such class of Certificates during an interest accrual period will be calculated on the assumption that distributions that reduce the class balances thereof on the Distribution Date in that interest accrual period are made on the first day of the interest accrual period.
                                    Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

                                             The amount of interest that will
                                    accrue on your Certificates during each
                                    interest accrual period is equal to:

                                             (a) one-twelfth of the pass-through
                                    rate for your class multiplied by the
                                    principal balance of your Certificate on the Distribution Date, minus

                                             (b) the amount allocated to your
                                    class of certain interest shortfalls arising from the timing of prepayments on the Mortgage Loans, interest limitations applicable to certain military or similar personnel and interest losses allocated to your class.

                                                                               8
Banc of America Securities LLC
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-L  $340,996,000 (approximate)
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms
                          ----------------------------

Administrative Fee:                 The Administrative Fees with respect to the
                                    Trust are payable out of the interest
                                    payments received on each Mortgage Loan. The
                                    "Administrative Fees" consist of (a)
                                    servicing compensation payable to the
                                    Servicer in respect of its servicing
                                    activities (the "Servicing Fee") and (b) fees paid to the Trustee. The Administrative
                                    Fees will accrue on the Stated Principal
                                    Balance of each Mortgage Loan at a rate (the
                                    "Administrative Fee Rate") equal to the sum of the Servicing Fee Rate for such Mortgage
                                    Loan and the Trustee Fee Rate. The "Trustee
                                    Fee Rate" will be 0.0065% per annum. The
                                    Servicing Fee Rate for Loan Group 1 will be
                                    0.375% per annum and the Servicing Fee Rate for Loan Group 2, Loan Group 3 and Loan
                                    Group 4 will be 0.250% per annum.

Compensating Interest:              The aggregate Servicing Fee payable to the
                                    Servicer for any month will be reduced by an amount equal to the lesser of (i) the prepayment interest shortfall for such
                                    Distribution Date and (ii) one-twelfth of 0.25% of the balance of the Mortgage Loans.
                                    Such amounts will be used to cover full or partial prepayment interest shortfalls, if any, of the Mortgage Loans.

Net Mortgage Interest Rate:         As to any Mortgage Loan and Distribution
                                    Date, the excess of its mortgage interest rate over the Administrative Fee Rate.

Pool Distribution Amount:           The Pool Distribution Amount for each Loan
                                    Group with respect to any Distribution Date will be equal to the sum of (i) all scheduled installments of interest (net of the related Servicing Fee) and principal due on the Mortgage Loans in such Loan Group on the due date in the month in which such Distribution Date occurs and received prior to the related Determination Date, together with any advances in respect thereof or any compensating interest allocable to the
                                    Mortgage Loans in such Loan Group; (ii) all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to the Mortgage Loans in such Loan Group, to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the Servicer's normal servicing procedures, and all other cash amounts received and retained in connection with the liquidation of defaulted Mortgage Loans in such Loan
                                    Group, by foreclosure or otherwise, during the calendar month preceding the month of such Distribution Date (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any); (iii) all partial or full prepayments received on the Mortgage Loans in such Loan Group during the calendar month preceding the month of such Distribution Date; and (iv) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan Group received with respect to such Distribution
                                    Date or amounts received in connection with the optional termination of the Trust as of such Distribution Date, reduced by amounts in reimbursement for advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling and Servicing
                                    Agreement. The Pool Distribution Amounts will not include any profit received by the Servicer on the foreclosure of a Mortgage
                                    Loan. Such amounts, if any, will be retained by the Servicer as additional servicing compensation.

                                                                               9
Banc of America Securities LLC
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-L  $340,996,000 (approximate)
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms
                          ----------------------------

Senior Percentage:                  The Senior Percentage for a Loan Group on
                                    any Distribution Date will equal (i) the aggregate class balance of the Class A
                                    Certificates of the related Group
                                    immediately prior to such date, divided by
                                    (ii) the aggregate principal balance of such Loan Group for such date.

Subordinate Percentage:             The Subordinate Percentage for a Loan Group
                                    for any Distribution Date will equal 100% minus the Senior Percentage for such Loan
                                    Group for such date.

Subordinate Prepayment              The Subordinate Prepayment Percentage for a
Percentage:                         Loan Group for any Distribution Date will
                                    equal 100% minus the Senior Prepayment
                                    Percentage for such Loan Group for such
                                    date.

                                                                              10
Banc of America Securities LLC
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-L  $340,996,000 (approximate)
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms

Senior Prepayment                   For the following Distribution Dates, will
Percentage:                         be as follows:


                                    Distribution Date                         Senior Prepayment Percentage
                                    -----------------                         ----------------------------
                                    January 2006 through December 2012        100%;

                                    January 2013 through December 2013        the applicable Senior Percentage plus,
                                                                              70% of the applicable Subordinate
                                                                              Percentage;

                                    January 2014 through December 2014        the applicable Senior Percentage plus,
                                                                              60% of the applicable Subordinate
                                                                              Percentage;

                                    January 2015 through December 2015        the applicable Senior Percentage plus,
                                                                              40% of the applicable Subordinate
                                                                              Percentage;

                                    January 2016 through December 2016        the applicable Senior Percentage plus,
                                                                              20% of the applicable Subordinate
                                                                              Percentage;

                                    January 2017 and thereafter               the applicable Senior Percentage;

                                    provided, however,

                                    (i)      if on any Distribution Date the
                                             percentage equal to (x) the sum of
                                             the class balances of the Class A
                                             Certificates of all Groups divided
                                             by (y) the aggregate Principal
                                             Balance of all Loan Groups (such
                                             percentage, the "Total Senior
                                             Percentage") exceeds such
                                             percentage calculated as of the
                                             Closing Date, then the Senior
                                             Prepayment Percentage for all Loan
                                             Groups for such Distribution Date
                                             will equal 100%,

                                    (ii)     if for each Group of Certificates
                                             on any Distribution Date prior to
                                             the January 2009 Distribution Date,
                                             prior to giving effect to any
                                             distributions, the percentage equal
                                             to the aggregate class balance of
                                             the Subordinate Certificates
                                             divided by the aggregate Principal
                                             Balance of all the Loan Groups (the
                                             "Total Subordinate Percentage") is
                                             greater than or equal to twice such
                                             percentage calculated as of the
                                             Closing Date, then the Senior
                                             Prepayment Percentage for each Loan
                                             Group for that Distribution Date
                                             will equal the applicable Senior
                                             Percentage for each Loan Group plus
                                             50% of the Subordinate Percentage
                                             for each Loan Group, and

                                    (iii)    if for each Group of Certificates
                                             on or after the January 2009
                                             Distribution Date, prior to giving
                                             effect to any distributions, the
                                             Total Subordinate Percentage is
                                             greater than or equal to twice such
                                             percentage calculated as of the
                                             Closing Date, then the Senior
                                             Prepayment Percentage for each Loan
                                             Group for that Distribution Date
                                             will equal the Senior Percentage
                                             for each Loan Group.


                                                                              11
Banc of America Securities LLC
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-L  $340,996,000 (approximate)
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms
                          ----------------------------

Principal Amount:                   The Principal Amount for any Distribution
                                    Date and any Loan Group will equal the sum of (a) all monthly payments of principal due on each Mortgage Loan in such Loan Group on the related due date, (b) the principal portion of the purchase price (net of unreimbursed advances and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling and Servicing Agreement) of each Mortgage Loan in such Loan Group that was repurchased by the Depositor pursuant to the Pooling and Servicing Agreement and received during the calendar month preceding the month of that Distribution Date, (c) any substitution adjustment payments (net of unreimbursed advances and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling and Servicing
                                    Agreement) in connection with any defective
                                    Mortgage Loan in such Loan Group received during the calendar month preceding the month of that Distribution Date, (d) any liquidation proceeds (net of unreimbursed expenses and unreimbursed advances, if any) allocable to recoveries of principal of any Mortgage Loans in such Loan Group that are not yet liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in such Loan
                                    Group that became a liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of liquidation proceeds (other than any foreclosure profits net of unreimbursed expenses and unreimbursed advances, if any) allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date and (f) all Principal
                                    Prepayments on any Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution Date.

Senior Principal Distribution       The Senior Principal Distribution Amount for
Amount:                             a Loan Group for any Distribution Date will
                                    equal the sum of (i) the Senior Percentage for such Loan Group of all amounts described in clauses (a) through (d) of the definition of "Principal Amount" for such Loan Group and such Distribution Date and (ii) the Senior Prepayment Percentage of the amounts described in clauses (e) and (f) of the definition of "Principal Amount" for such Loan Group and such Distribution Date subject to certain reductions due to losses.

Subordinate Principal Distribution  The Subordinate Principal Distribution
Amount: Amount for a Loan Group for any Distribution Date will equal the sum of (i) the Subordinate Percentage for such Loan Group of the amounts described in clauses (a) through (d) of the definition of "Principal Amount" for such Loan Group and such Distribution Date and (ii) the Subordinate Prepayment Percentage for such Loan Group of the amounts described in clauses (e) and (f) of the definition of "Principal Amount" for such Loan Group and such Distribution Date.


                                                                              12
Banc of America Securities LLC
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-L  $340,996,000 (approximate)
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms
                          ----------------------------

Description of Servicer:            All of the Mortgage Loans will be serviced
                                    by Bank of America, National Association (in its capacity as servicer, the "Servicer") in accordance with the terms of the Pooling and Servicing Agreement. The Servicer may perform any of its obligations under the Pooling and Servicing Agreement through one or more subservicers. Despite the existence of subservicing arrangements, the Servicer will be liable for its servicing duties and obligations under the Pooling and Servicing
                                    Agreement as if the Servicer alone were
                                    servicing the Mortgage Loans.

                                    Bank of America, National Association is an indirect wholly-owned subsidiary of Bank of America Corporation. Bank of America, National Association is engaged in a general commercial banking business, offering a wide range of commercial, corporate, international, financial and retail banking services to corporations, governments and individuals. Bank of America, National Association originates and services residential mortgage loans and performs subservicing functions for affiliates.

                                    Bank of America, National Association's
                                    headquarters and its executive offices are located at 101 South Tryon Street, Charlotte, North Carolina 28255, and the telephone number is (704) 386-5478. Bank of America, National Association is subject to regulation, supervision and examination by the Office of the Comptroller of the Currency and has been approved as a mortgagee and seller/servicer by the Department of Housing and Urban Development, the Veterans Administration, the Government National Mortgage Association, FNMA and FHLMC.


                                                                              13
Banc of America Securities LLC
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-L  $340,996,000 (approximate)
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms
                          ----------------------------

Underwriting                        Each mortgage loan underwritten by Bank of
Guidelines of Bank of               America, National Association under its
America, N.A.                       general underwriting standards is
                                    underwritten in accordance with guidelines established in the Bank of America, National
                                    Association's Product and Policy Guides (the
                                    "Product Guides"). These underwriting
                                    standards applied by Bank of America,
                                    National Association in originating or
                                    acquiring mortgage loans are intended to evaluate the applicants' repayment ability, credit standing and assets available for down payment, closing costs and cash reserves. Additionally, guidelines are established regarding the adequacy of the property as collateral for the loan requested. The underwriting standards as established in the Product Guides are continuously updated to reflect prevailing conditions in the residential market, new mortgage products, and the investment market for residential mortgage loans.

                                    The use of standardized underwriting
                                    guidelines does not imply that each specific criterion was satisfied individually. Bank of America, National Association will consider a mortgage loan to be originated in accordance with a given set of guidelines if, based on an overall qualitative evaluation, the loan is in substantial compliance with such underwriting guidelines. Even if one or more specific criteria included in such underwriting guidelines were not satisfied, if other factors compensated for the standards that were not satisfied, the mortgage loan may be considered to be in substantial compliance with the underwriting guidelines.

                                    The real estate lending processes for one- to four-family mortgage loans follow standard procedures, designed to comply with applicable federal and state laws and regulations. Initially, a prospective borrower is required to complete an application designed to provide pertinent information about the prospective borrower, the property to be financed and the type of loan desired. Information regarding the property to be financed may be provided by the prospective borrower after Bank of America, National Association has approved, subject to review of the property to be financed, a loan to the prospective borrower. As part of the description of the prospective borrower's financial condition, Bank of America, National Association generally requires a description of income and obtains a credit report, which summarizes the prospective borrower's credit history with merchants and lenders and any public records, such as bankruptcy. If required by product guidelines, an employment verification providing current and historical income information and/or a telephonic employment confirmation is obtained. Such employment verification may be obtained, either through analysis of the prospective borrower's recent pay stub and/or W-2 forms for the most recent two years, relevant portions of the most recent two years' tax returns, or from the prospective borrower's employer, wherein the employer reports the length of employment and current salary with that organization. Self-employed prospective borrowers generally are required to submit relevant portions of their federal tax returns for the past two years.


                                                                              14
Banc of America Securities LLC
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-L  $340,996,000 (approximate)
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms
                          ----------------------------

Underwriting                        Bank of America, National Association may,
Guidelines of Bank of               as part of its overall evaluation of a
America, N.A.                       prospective borrower's creditworthiness, use
                                    Credit Scores or a combination of Credit
                                    Scores and Mortgage Scores. "Credit Scores" are statistical credit scores designed to assess a borrower's creditworthiness and likelihood to default on a consumer obligation over a two-year period based on a borrower's credit history. Credit Scores were not developed to predict the likelihood of default on mortgage loans and, accordingly, may not be indicative of the ability of a mortgagor to repay its Mortgage
                                    Loan. A "Mortgage Score" takes into account not only a borrower's credit history but also uses statistics to predict how the majority of loans with common characteristics in a broad group of the population will perform in the future. The
                                    Mortgage Score used by Bank of America,
                                    National Association will either have been developed by Bank of America, National
                                    Association or by a third party and approved by Bank of America, National Association.
                                    Some mortgage loans originated by Bank of America, National Association may have no Credit Score or Mortgage Score or have a Credit Score that Bank of America, National
                                    Association believes, as a result of other factors, is not predictive of a borrower's capacity and willingness to pay. In those cases, Bank of America, National Association will obtain an alternative credit history that has at least three credit references, one of which is housing related. A prospective borrower with (1) a higher
                                    Credit Score or (2) a higher Credit Score and Mortgage Score, which, in either event, indicates a more favorable credit history, is eligible for one of Bank of America, National Association's accelerated processing programs (the "Accelerated
                                    Processing Programs"). Loans in the
                                    Accelerated Processing Programs (which
                                    include, among others, the All-Ready Home and Rate Reduction Refinance programs described below) are subject to less stringent documentation requirements.

                                    Once the credit report and any applicable employment and deposit documentation are received, a determination is made as to whether the prospective mortgagor has sufficient monthly income available (i) to meet the mortgagor's monthly obligations on the proposed mortgage loan and other expenses related to the mortgaged property (such as property taxes and hazard insurance) and (ii) to meet other financial obligations and monthly living expenses.

                                    To determine the adequacy of the mortgaged property as collateral, generally an independent appraisal is made of each mortgaged property considered for financing. In certain instances the appraisal may be conducted by an employee of Bank of America, National Association or an affiliate. The evaluation is based on the appraiser's estimate of value, giving appropriate weight to both the market value of comparable housing, as well as the cost of replacing the mortgaged property. If the loan is a refinance of a loan currently serviced by Bank of America, National Association, or carries a conforming loan amount, the collateral valuation of the property may be established by an automated valuation or the tax assessed value.


                                                                              15
Banc of America Securities LLC
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-L  $340,996,000 (approximate)
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms
                          ----------------------------

Underwriting                        Mortgage loans will generally be covered by
Guidelines of Bank of               an appropriate standard form American Land
America, N.A.                       Title Association ("ALTA") title insurance
                                    policy, or a substantially similar policy or form of insurance acceptable to FNMA or FHLMC, or if the related mortgaged property is located in a jurisdiction where such policies are generally not available, an opinion of counsel of the type customarily rendered in such jurisdiction in lieu of title insurance will be obtained instead.
                                    Notwithstanding the foregoing, certain
                                    mortgage loans that are not purchase money mortgage loans or that have principal balances less than certain specified amounts may not be covered by title insurance policies, although title searches are performed in connection with the origination of such mortgage loans. The Depositor will represent and warrant to the Trustee that the Mortgaged Property related to each Mortgage Loan (including each Mortgage Loan for which a title search is performed in lieu of obtaining a title insurance policy) is free and clear of all encumbrances and liens having priority over the first lien of the related Mortgage, subject to certain limited exceptions. However, in the event that a lien senior to the lien of the Mortgage related to a Mortgage Loan for which a title search is performed in lieu of obtaining a title insurance policy is found to exist, the sole recourse of the Trustee will be against the Depositor for breach of its representation and warranty. The Trustee will not have recourse against any title insurance company or other party.

                                    Certain states where the mortgaged
                                    properties securing the mortgage loans are located are "anti-deficiency" states, where, in general, lenders providing credit on one-to-four family properties must look solely to the property for repayment in the event of foreclosure. Bank of America, National Association's underwriting guidelines in all states (including anti-deficiency states) require that the value of the mortgaged property being financed currently supports and is anticipated to support in the future the outstanding loan balance and provides sufficient value to mitigate the effects of adverse shifts in real estate values, although there can be no assurance that such value will support the outstanding loan balance in the future.

                                    Bank of America, National Association may provide secondary financing to a borrower contemporaneously with the origination of the first mortgage loan but only if the first mortgage loan does not have a Loan-to-Value Ratio exceeding 80% and a combined loan-to-value ratio exceeding 95%. The underwriting guidelines applied to the first mortgage loan are based on the combined higher loan-to-value ratio with the exception of the requirement of primary mortgage insurance and loan amount limit. Secondary financing by a lender other than Bank of America, National Association is not prohibited but the terms of such financing are subject to review by Bank of America, National Association and may not be as stringent as the Bank of America, National Association's underwriting guidelines for secondary financing.


                                                                              16
Banc of America Securities LLC
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-L  $340,996,000 (approximate)
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms
                          ----------------------------

Underwriting                        Bank of America, National Association may
Guidelines of Bank of               originate new mortgage loans under its
America, N.A.                       "All-Ready Home" mortgage refinance program.
                                    Under this program, a borrower whose
                                    mortgage loan is serviced by Bank of
                                    America, National Association may be
                                    eligible for a reduced documentation
                                    refinancing if the borrower's mortgage loan has had no delinquent payments in the previous twelve months and the only change is to the mortgage interest rate or term of the mortgage loan. In addition, under its "Rate Reduction Refinance" program, Bank of
                                    America, National Association may offer to refinance a mortgage loan to reduce the mortgage interest rate and/or change the amortization schedule for a borrower who has indicated an interest in refinancing or who has requested payoff information, through the extension of a replacement mortgage loan or the modification of the existing mortgage loan, provided the borrower has had no delinquent mortgage loan payments in the previous twelve months. In such cases, Bank of America, National Association will not apply any significant borrower credit or property underwriting standards. Mortgage
                                    Loans may have been the subject of a
                                    refinancing described above. To the extent a borrower becomes eligible for such a refinancing after his or her Mortgage Loan has been included in a particular Trust, such Mortgage Loan could be refinanced resulting in a prepayment of such Mortgage
                                    Loan.


                                                                              17
Banc of America Securities LLC
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-L  $340,996,000 (approximate)
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms
                          ----------------------------

Foreclosure and Delinquency         The following table summarizes the
Experience of Bank of America,      delinquency and foreclosure experience on
National Association:               the portfolio of one- to four-family first
                                    mortgage loans originated or acquired by Bank of America, National Association or certain of its affiliates and serviced or subserviced by Bank of America, National
                                    Association or serviced by Bank of America, National Association for others, other than
                                    (i) mortgage loans acquired through certain mergers with previously unaffiliated entities, (ii) mortgage loans with respect to which the servicing rights were acquired by Bank of America, National Association in bulk and (iii) certain mortgage loans originated at bank branches of Bank of America, National Association.

                                    The portfolio of mortgage loans serviced by Bank of America, National Association includes both fixed and adjustable interest rate mortgage loans, including "buydown" mortgage loans, loans with balances conforming to FHLMC's and FNMA's limits as well as jumbo loans, loans with stated maturities of 10 to 40 years and other types of mortgage loans having a variety of payment characteristics, and includes mortgage loans secured by mortgaged properties in geographic locations that may not be representative of the geographic distribution or concentration of the mortgaged properties securing the Mortgage Loans. There can be no assurance that the delinquency, foreclosure and loss experience set forth below will be similar to the results that may be experienced with respect to the Mortgage Loans.


                      Bank of America, National Association
            Delinquency and Foreclosure Experience on Mortgage Loans

                                            At September 30, 2005       At December 31, 2004        At December 31, 2003
                                          ------------------------    ------------------------    -----------------------
                                           Number/     Outstanding     Number/     Outstanding     Number/    Outstanding
                                            % of       Principal        % of       Principal        % of      Principal
                                          Mortgage     Amount (In     Mortgage     Amount (In     Mortgage    Amount (In
                                            Loans      Millions)        Loans      Millions)        Loans     Millions)
                                          ---------    ----------     ---------    ----------     ---------   ----------
Total Portfolio                           1,356,316    $214,901.0     1,300,762    $194,743.4     1,229,050   $174,777.5
Delinquencies*
One Installment delinquent                   16,345      $1,927.5        16,251      $1,802.3        20,406     $2,219.3
Percent Delinquent                              1.2%          0.9%          1.2%          0.9%          1.7%         1.3%
Two Installments delinquent                   4,186        $445.2         4,224        $428.3         5,399       $549.9
Percent Delinquent                              0.3%          0.2%          0.3%          0.2%          0.4%         0.3%
Three or more installments
delinquent                                    4,488        $449.0         4,935         484.0         6,294       $615.8
Percent Delinquent                              0.3%          0.2%          0.4%          0.2%          0.5%         0.4%
In Foreclosure                                3,333        $297.2         4,296        $399.2         5,449       $548.2
Percent in Foreclosure                          0.2%          0.1%          0.3%          0.2%          0.4%         0.3%
Delinquent and in Foreclosure                28,352      $3,118.8        29,706      $3,113.8        37,548     $3,933.2
Percent Delinquent and in Foreclosure**         2.1%          1.5%          2.3%          1.6%          3.1%         2.3%


---------------
* A mortgage loan is deemed to have "one installment delinquent" if any scheduled payment of principal or interest is delinquent past the end of the month in which such payment was due, "two installments delinquent" if such delinquency persists past the end of the month following the month in which such payment was due, and so forth.

** The sums of the Percent Delinquent and Percent in Foreclosure set forth in this table may not equal the Percent Delinquent and in Foreclosure due to rounding.


                                                                              18
Banc of America Securities LLC
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-L  $340,996,000 (approximate)
--------------------------------------------------------------------------------

                           Preliminary Credit Support
                           --------------------------

The Class B Certificates are cross-collateralized and provide credit support for all Loan Groups. The outstanding balances of the Class B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the Mortgage Loans in one Loan Group. In addition, under certain circumstances principal otherwise payable to the Class B Certificates will be paid to the Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments and certain liquidation proceeds to the Class A Certificates, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of the Class A Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.

                      Subordination of Class B Certificates

                   |                  Class A                 /\
                   |          Credit Support (3.75%)          |
                   |                                          |
                   |                 Class B-1                |
                   |          Credit Support (1.60%)          |
                   |                                          |
                   |                 Class B-2                |
                   |          Credit Support (1.00%)          |
                   |                                          |       Order
Priority of        |                 Class B-3                |      of Loss
 Payment           |          Credit Support (0.60%)          |     Allocation
                   |                                          |
                   |                 Class B-4                |
                   |          Credit Support (0.35%)          |
                   |                                          |
                   |                 Class B-5                |
                   |          Credit Support (0.20%)          |
                   |                                          |
                   |                 Class B-6                |
                  \/           Credit Support (0.00%)         |


                      Preliminary Priority of Distributions
                      -------------------------------------

Distributions to each Group and the Class B Certificates will be made on each Distribution Date from the Pool Distribution Amount for each Loan Group in the following order of priority:

                      Preliminary Priority of Distributions

                             First, to the Trustee;
                                        |
                                        |
                                        v

            Second, to the Class A Certificates of each Group to pay
                                    Interest;
                                        |
                                        |
                                        v

             Third, to the Class A Certificates of each Group to pay
                                   Principal;
                                        |
                                        |
                                        v

               Fourth, sequentially, to each class of Subordinate
           Certificates to pay Interest and Principal in the order of numerical class designations, beginning with Class B-1
               Certificates, until each class balance is zero; and
                                        |
                                        |
                                        v

           Fifth, to the residual certificate, any remaining amounts.


                                                                              19
Banc of America Securities LLC
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-L  $340,996,000 (approximate)
--------------------------------------------------------------------------------


                            Preliminary Bond Summary
                            ------------------------
                                   To Roll (1)
                                   -----------

1-A-1
---------------------------------------------------------------------------------------------------------------------------
CPB                            5%           15%           20%            25%           30%           40%          50%
---------------------------------------------------------------------------------------------------------------------------
Yield at  100.00             5.249         5.225         5.211          5.195         5.178         5.136        5.083
Average Life (Years)         2.677         2.289         2.109          1.940         1.780         1.486        1.226
Modified Duration            2.427         2.086         1.927          1.777         1.635         1.374        1.140
Principal Window Begin     01/25/2006    01/25/2006    01/25/2006    01/25/2006     01/25/2006   01/25/2006   01/25/2006
Principal Window End       12/25/2008    12/25/2008    12/25/2008    12/25/2008     12/25/2008   12/25/2008   12/25/2008
Principal # Months             36            36            36            36             36           36           36


1-A-2
---------------------------------------------------------------------------------------------------------------------------
CPB                            5%           15%           20%            25%           30%           40%          50%
---------------------------------------------------------------------------------------------------------------------------
Yield at 99.65625000         5.391         5.390         5.389          5.389         5.388         5.386        5.384
Average Life (Years)         2.677         2.289         2.109          1.940         1.780         1.486        1.226
Modified Duration            2.425         2.083         1.923          1.774         1.631         1.370        1.136
Principal Window Begin     01/25/2006    01/25/2006    01/25/2006    01/25/2006     01/25/2006   01/25/2006   01/25/2006
Principal Window End       12/25/2008    12/25/2008    12/25/2008    12/25/2008     12/25/2008   12/25/2008   12/25/2008
Principal # Months             36            36            36            36             36           36           36


2-A-1
---------------------------------------------------------------------------------------------------------------------------
CPB                            5%           15%           20%            25%           30%           40%          50%
---------------------------------------------------------------------------------------------------------------------------
Yield at 99.43750000         5.364         5.379         5.388          5.399         5.411         5.440        5.476
Average Life (Years)         4.287         3.317         2.925          2.573         2.262         1.750        1.355
Modified Duration            3.708         2.903         2.574          2.278         2.016         1.580        1.239
Principal Window Begin     01/25/2006    01/25/2006    01/25/2006    01/25/2006     01/25/2006   01/25/2006   01/25/2006
Principal Window End       12/25/2010    12/25/2010    12/25/2010    12/25/2010     12/25/2010   12/25/2010   12/25/2010
Principal # Months             60            60            60            60             60           60           60


2-A-2
---------------------------------------------------------------------------------------------------------------------------
CPB                            5%           15%           20%            25%           30%           40%          50%
---------------------------------------------------------------------------------------------------------------------------
Yield at 98.96875000         5.491         5.542         5.572          5.606         5.645         5.738        5.857
Average Life (Years)         4.287         3.317         2.925          2.573         2.262         1.750        1.355
Modified Duration            3.703         2.895         2.566          2.270         2.008         1.572        1.231
Principal Window Begin     01/25/2006    01/25/2006    01/25/2006    01/25/2006     01/25/2006   01/25/2006   01/25/2006
Principal Window End       12/25/2010    12/25/2010    12/25/2010    12/25/2010     12/25/2010   12/25/2010   12/25/2010
Principal # Months             60            60            60            60             60           60           60


(1) Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full by the Distribution Date occurring in the month of December 2008, December 2010, December 2012 and December 2015, respectively.


                                                                              20
Banc of America Securities LLC
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-L  $340,996,000 (approximate)
--------------------------------------------------------------------------------


                            Preliminary Bond Summary
                            ------------------------
                                   To Roll (1)
                                   -----------

2-A-3
---------------------------------------------------------------------------------------------------------------------------
CPB                            5%            15%           20%           25%           30%           40%           50%
---------------------------------------------------------------------------------------------------------------------------
Yield at 99.56250000         5.332          5.346         5.358         5.372         5.387         5.419         5.456
Average Life (Years)         3.883          2.371         1.792         1.400         1.137         0.806         0.603
Modified Duration            3.379          2.123         1.636         1.296         1.063         0.763         0.575
Principal Window Begin     01/25/2006    01/25/2006     01/25/2006    01/25/2006    01/25/2006    01/25/2006   01/25/2006
Principal Window End       11/25/2010    11/25/2010     03/25/2010    04/25/2009    08/25/2008    11/25/2007   05/25/2007
Principal # Months             59            59             51            40            32            23           17


2-A-4
---------------------------------------------------------------------------------------------------------------------------
CPB                            5%            15%           20%           25%           30%           40%           50%
---------------------------------------------------------------------------------------------------------------------------
Yield at 98.84375000         5.497          5.498         5.503         5.530         5.578         5.685         5.810
Average Life (Years)         4.983          4.906         4.761         4.100         3.316         2.319         1.718
Modified Duration            4.273          4.214         4.105         3.589         2.961         2.124         1.597
Principal Window Begin     11/25/2010    11/25/2010     03/25/2010    04/25/2009    08/25/2008    11/25/2007   05/25/2007
Principal Window End       12/25/2010    11/25/2010     11/25/2010    10/25/2010    01/25/2010    10/25/2008   01/25/2008
Principal # Months             2              1             9             19            18            12            9


2-A-5
---------------------------------------------------------------------------------------------------------------------------
CPB                            5%            15%           20%           25%           30%           40%           50%
---------------------------------------------------------------------------------------------------------------------------
Yield at 99.37500000         5.372          5.372         5.372         5.372         5.373         5.382         5.399
Average Life (Years)         4.989          4.987         4.966         4.943         4.816         4.111         3.295
Modified Duration            4.282          4.280         4.265         4.247         4.150         3.594         2.932
Principal Window Begin     12/25/2010    11/25/2010     11/25/2010    10/25/2010    01/25/2010    10/25/2008   01/25/2008
Principal Window End       12/25/2010    12/25/2010     12/25/2010    12/25/2010    12/25/2010    12/25/2010   12/25/2010
Principal # Months             1              2             2             3             12            27           36


(1) Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full by the Distribution Date occurring in the month of December 2008, December 2010, December 2012 and December 2015, respectively.


                                                                              21
Banc of America Securities LLC
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-L  $340,996,000 (approximate)
--------------------------------------------------------------------------------


                            Preliminary Bond Summary
                            ------------------------
                                   To Roll (1)
                                   -----------

3-A-1
---------------------------------------------------------------------------------------------------------------------------
CPB                             5%           15%           20%           25%           30%           40%           50%
---------------------------------------------------------------------------------------------------------------------------
Yield at 99.56250000          5.542         5.547         5.551         5.554         5.559         5.570         5.583
Average Life (Years)          5.621         4.025         3.421         2.911         2.486         1.839         1.384
Modified Duration             4.629         3.389         2.914         2.509         2.167         1.638         1.257
Principal Window Begin      01/25/2006    01/25/2006    01/25/2006    01/25/2006    01/25/2006    01/25/2006   01/25/2006
Principal Window End        12/25/2012    12/25/2012    12/25/2012    12/25/2012    12/25/2012    12/25/2012   12/25/2012
Principal # Months              84            84            84            84            84            84           84


3-A-2
---------------------------------------------------------------------------------------------------------------------------
CPB                             5%           15%           20%           25%           30%           40%           50%
---------------------------------------------------------------------------------------------------------------------------
Yield at 99.06250000          5.650         5.695         5.723         5.755         5.791         5.876         5.983
Average Life (Years)          5.621         4.025         3.421         2.911         2.486         1.839         1.384
Modified Duration             4.621         3.379         2.903         2.498         2.156         1.629         1.249
Principal Window Begin      01/25/2006    01/25/2006    01/25/2006    01/25/2006    01/25/2006    01/25/2006   01/25/2006
Principal Window End        12/25/2012    12/25/2012    12/25/2012    12/25/2012    12/25/2012    12/25/2012   12/25/2012
Principal # Months              84            84            84            84            84            84           84


(1) Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full by the Distribution Date occurring in the month of December 2008, December 2010, December 2012 and December 2015, respectively.


                                                                              22
Banc of America Securities LLC
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-L  $340,996,000 (approximate)
--------------------------------------------------------------------------------


                            Preliminary Bond Summary
                            ------------------------
                                   To Roll (1)
                                   -----------

4-A-1
---------------------------------------------------------------------------------------------------------------------------
CPB                                5%           15%           20%           25%            30%           40%         50%
---------------------------------------------------------------------------------------------------------------------------
Yield at 99.500000               5.669         5.680         5.686         5.694          5.703         5.723       5.747
Average Life (Years)             7.493         4.799         3.897         3.195          2.651         1.891       1.399
Modified Duration                5.762         3.856         3.201         2.678          2.265         1.668       1.264
Principal Window Begin         01/25/2006    01/25/2006    01/25/2006    01/25/2006    01/25/2006    01/25/2006  01/25/2006
Principal Window End           12/25/2015    12/25/2015    12/25/2015    12/25/2015    12/25/2015    12/25/2015  12/25/2015
Principal # Months                120           120           120           120            120           120         120


4-A-2
---------------------------------------------------------------------------------------------------------------------------
CPB                                5%           15%           20%           25%            30%           40%         50%
---------------------------------------------------------------------------------------------------------------------------
Yield at 99.000000               5.756         5.810         5.844         5.882          5.925         6.025       6.145
Average Life (Years)             7.493         4.799         3.897         3.195          2.651         1.891       1.399
Modified Duration                5.750         3.842         3.186         2.665          2.252         1.657       1.256
Principal Window Begin         01/25/2006    01/25/2006    01/25/2006    01/25/2006    01/25/2006    01/25/2006  01/25/2006
Principal Window End           12/25/2015    12/25/2015    12/25/2015    12/25/2015    12/25/2015    12/25/2015  12/25/2015
Principal # Months                120           120           120           120            120           120         120


(1) Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full by the Distribution Date occurring in the month of December 2008, December 2010, December 2012 and December 2015, respectively.


                                                                              23
Banc of America Securities LLC
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-L  $340,996,000 (approximate)
--------------------------------------------------------------------------------


                            Preliminary Bond Summary
                            ------------------------
                                   To Maturity
                                   -----------

1-A-1
---------------------------------------------------------------------------------------------------------------------------
CPR                            5%           15%           20%           25%            30%           40%          50%
---------------------------------------------------------------------------------------------------------------------------
Yield at  100.00             6.279         6.000         5.872         5.750          5.637         5.434        5.259
Average Life (Years)         11.853        5.506         4.172         3.294          2.679         1.885        1.394
Modified Duration            7.370         4.167         3.341         2.746          2.300         1.683        1.275
Principal Window Begin     01/25/2006    01/25/2006    01/25/2006    01/25/2006    01/25/2006    01/25/2006   01/25/2006
Principal Window End       12/25/2035    12/25/2035    12/25/2035    12/25/2035    12/25/2035    12/25/2035   12/25/2032
Principal # Months            360           360           360           360            360           360          324


1-A-2
---------------------------------------------------------------------------------------------------------------------------
CPR                            5%           15%           20%           25%            30%           40%          50%
---------------------------------------------------------------------------------------------------------------------------
Yield at 99.65625000         6.326         6.082         5.974         5.876          5.786         5.638        5.528
Average Life (Years)         11.853        5.506         4.172         3.294          2.679         1.885        1.394
Modified Duration            7.351         4.152         3.329         2.735          2.291         1.676        1.270
Principal Window Begin     01/25/2006    01/25/2006    01/25/2006    01/25/2006    01/25/2006    01/25/2006   01/25/2006
Principal Window End       12/25/2035    12/25/2035    12/25/2035    12/25/2035    12/25/2035    01/25/2035   01/25/2029
Principal # Months            360           360           360           360            360           349          277


2-A-1
---------------------------------------------------------------------------------------------------------------------------
CPR                            5%           15%           20%           25%            30%           40%          50%
---------------------------------------------------------------------------------------------------------------------------
Yield at 99.43750000         6.151         5.853         5.744         5.658          5.594         5.523        5.508
Average Life (Years)         12.049        5.563         4.205         3.314          2.691         1.890        1.396
Modified Duration            7.615         4.245         3.382         2.766          2.307         1.679        1.268
Principal Window Begin     01/25/2006    01/25/2006    01/25/2006    01/25/2006    01/25/2006    01/25/2006   01/25/2006
Principal Window End       12/25/2035    12/25/2035    12/25/2035    12/25/2035    12/25/2035    12/25/2035   04/25/2033
Principal # Months            360           360           360           360            360           360          328


2-A-2
---------------------------------------------------------------------------------------------------------------------------
CPR                            5%           15%           20%           25%            30%           40%          50%
---------------------------------------------------------------------------------------------------------------------------
Yield at 98.96875000         6.213         5.965         5.884         5.829          5.799         5.804        5.881
Average Life (Years)         12.049        5.563         4.205         3.314          2.691         1.890        1.396
Modified Duration            7.588         4.225         3.365         2.751          2.294         1.669        1.260
Principal Window Begin     01/25/2006    01/25/2006    01/25/2006    01/25/2006    01/25/2006    01/25/2006   01/25/2006
Principal Window End       12/25/2035    12/25/2035    12/25/2035    12/25/2035    12/25/2035    11/25/2035   06/25/2030
Principal # Months            360           360           360           360            360           359          294


                                                                              24
Banc of America Securities LLC
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-L  $340,996,000 (approximate)
--------------------------------------------------------------------------------


                            Preliminary Bond Summary
                            ------------------------
                                   To Maturity
                                   -----------

2-A-3
---------------------------------------------------------------------------------------------------------------------------
CPR                            5%            15%           20%           25%           30%           40%           50%
---------------------------------------------------------------------------------------------------------------------------
Yield at 99.56250000          5.854         5.366         5.358         5.372         5.387         5.419         5.456
Average Life (Years)          6.612         2.430         1.792         1.400         1.137         0.806         0.603
Modified Duration             5.128         2.168         1.635         1.296         1.063         0.763         0.575
Principal Window Begin     01/25/2006     01/25/2006    01/25/2006    01/25/2006    01/25/2006    01/25/2006   01/25/2006
Principal Window End       06/25/2020     09/25/2011    03/25/2010    04/25/2009    08/25/2008    11/25/2007   05/25/2007
Principal # Months             174            69            51            40            32            23           17


2-A-4
---------------------------------------------------------------------------------------------------------------------------
CPR                            5%            15%           20%           25%           30%           40%           50%
---------------------------------------------------------------------------------------------------------------------------
Yield at 98.84375000          6.343         5.869         5.612         5.532         5.578         5.685         5.810
Average Life (Years)         16.981         7.083         5.292         4.125         3.316         2.319         1.718
Modified Duration            10.475         5.728         4.494         3.608         2.961         2.124         1.597
Principal Window Begin     06/25/2020     09/25/2011    03/25/2010    04/25/2009    08/25/2008    11/25/2007   05/25/2007
Principal Window End       08/25/2025     08/25/2014    06/25/2012    01/25/2011    01/25/2010    10/25/2008   01/25/2008
Principal # Months             63             36            28            22            18            12            9


2-A-5
---------------------------------------------------------------------------------------------------------------------------
CPR                            5%            15%           20%           25%           30%           40%           50%
---------------------------------------------------------------------------------------------------------------------------
Yield at 99.37500000          6.392         6.190         6.049         5.890         5.737         5.548         5.464
Average Life (Years)         24.503         13.640        10.488        8.329         6.786         4.751         3.481
Modified Duration            12.526         9.024         7.562         6.392         5.448         4.040         3.066
Principal Window Begin     08/25/2025     08/25/2014    06/25/2012    01/25/2011    01/25/2010    10/25/2008   01/25/2008
Principal Window End       12/25/2035     12/25/2035    12/25/2035    12/25/2035    12/25/2035    12/25/2035   07/25/2033
Principal # Months             125           257           283           300           312           327           307


                                                                              25
Banc of America Securities LLC
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-L  $340,996,000 (approximate)
--------------------------------------------------------------------------------


                            Preliminary Bond Summary
                            ------------------------
                                   To Maturity
                                   -----------

3-A-1
---------------------------------------------------------------------------------------------------------------------------
CPR                             5%           15%           20%           25%           30%           40%           50%
---------------------------------------------------------------------------------------------------------------------------
Yield at 99.56250000          6.067         5.810         5.727         5.668         5.630         5.594         5.590
Average Life (Years)          12.127        5.578         4.211         3.315         2.690         1.888         1.394
Modified Duration             7.666         4.235         3.367         2.750         2.293         1.670         1.263
Principal Window Begin      01/25/2006    01/25/2006    01/25/2006    01/25/2006    01/25/2006    01/25/2006   01/25/2006
Principal Window End        12/25/2035    12/25/2035    12/25/2035    12/25/2035    12/25/2035    12/25/2035   07/25/2033
Principal # Months             360           360           360           360           360           360           331


3-A-2
---------------------------------------------------------------------------------------------------------------------------
CPR                             5%           15%           20%           25%           30%           40%           50%
---------------------------------------------------------------------------------------------------------------------------
Yield at 99.06250000          6.132         5.928         5.876         5.851         5.849         5.895         5.988
Average Life (Years)          12.127        5.578         4.211         3.315         2.690         1.888         1.394
Modified Duration             7.637         4.213         3.348         2.734         2.279         1.659         1.255
Principal Window Begin      01/25/2006    01/25/2006    01/25/2006    01/25/2006    01/25/2006    01/25/2006   01/25/2006
Principal Window End        12/25/2035    12/25/2035    12/25/2035    12/25/2035    12/25/2035    08/25/2035   09/25/2029
Principal # Months             360           360           360           360           360           356           285



                                                                              26
Banc of America Securities LLC
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-L  $340,996,000 (approximate)
--------------------------------------------------------------------------------


                            Preliminary Bond Summary
                            ------------------------
                                   To Maturity
                                   -----------

4-A-1
---------------------------------------------------------------------------------------------------------------------------
CPR                                5%           15%           20%           25%            30%          40%         50%
---------------------------------------------------------------------------------------------------------------------------
Yield at 99.500000               5.984         5.798         5.753         5.730          5.721        5.727       5.748
Average Life (Years)             12.674        5.724         4.294         3.364          2.721        1.901       1.401
Modified Duration                7.935         4.296         3.397         2.765          2.302        1.673       1.265
Principal Window Begin         01/25/2006    01/25/2006    01/25/2006    01/25/2006    01/25/2006    01/25/2006  01/25/2006
Principal Window End           12/25/2035    12/25/2035    12/25/2035    12/25/2035    12/25/2035    12/25/2035  12/25/2033
Principal # Months                360           360           360           360            360          360         336


4-A-2
---------------------------------------------------------------------------------------------------------------------------
CPR                                5%           15%           20%           25%            30%          40%         50%
---------------------------------------------------------------------------------------------------------------------------
Yield at 99.000000               6.047         5.915         5.901         5.912          5.939        6.027       6.146
Average Life (Years)             12.674        5.724         4.294         3.364          2.721        1.901       1.401
Modified Duration                7.906         4.273         3.378         2.749          2.288        1.663       1.256
Principal Window Begin         01/25/2006    01/25/2006    01/25/2006    01/25/2006    01/25/2006    01/25/2006  01/25/2006
Principal Window End           12/25/2035    12/25/2035    12/25/2035    12/25/2035    12/25/2035    11/25/2035  03/25/2030
Principal # Months                360           360           360           360            360          359         291



                                                                              27
Banc of America Securities LLC
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-L  $340,996,000 (approximate)
--------------------------------------------------------------------------------

                                  Risk Factors
                                  ------------

The Rate of Principal Payments      Because principal payments on the Mortgage
on the Mortgage Loans Will          Loans in a Loan Group will be distributed
Affect the Yield on the             concurrently on the Class A Certificates in
Certificates                        the related group and the Subordinate
                                    Certificates, the rate of distributions of principal and the yield to maturity on your certificates will be directly related to (i) the rate and timing of payments of principal on the applicable Mortgage Loans and (ii) the amount and timing of defaults by borrowers that result in losses on the applicable Mortgage Loans. Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time. The principal payments on the Mortgage Loans may be in the form of scheduled principal payments or principal prepayments (for this purpose, the term "principal prepayment" includes prepayments and any other recovery of principal in advance of the scheduled due date, including repurchases and liquidations due to default, casualty, condemnation and the like). Any of these prepayments will result in distributions to you of amounts that would otherwise be distributed over the remaining term of the Mortgage Loans.

                                    The rate of principal payments on the
                                    Mortgage Loans will be affected by the
                                    following:

                                    o the amortization schedules of the Mortgage
                                    Loans;

                                    o the rate of partial prepayments and full prepayments by borrowers due to refinancing, job transfer, changes in property values or other factors;

                                    o liquidations of the properties that secure defaulted Mortgage Loans;

                                    o repurchases of Mortgage Loans by the
                                    depositor as a result of defective
                                    documentation or breaches of representations or warranties or as the result of the conversion of a Mortgage Loan from an adjustable to a fixed interest rate;

                                    o the exercise of due-on-sale clauses by the Servicer in connection with transfers of mortgaged properties;

                                    o the optional repurchase of all the
                                    Mortgage Loans by the Depositor to effect a termination of the Trust when the aggregate Stated Principal Balance of the Mortgage Loans is less than 10% of the aggregate unpaid principal balance of the Mortgage Loans as of the cut-off date; and

                                    o general and targeted solicitations for refinancing by mortgage originators (including Bank of America, National Association).

                                    The rate of principal payments on the
                                    Mortgage Loans will depend greatly on the level of mortgage interest rates:

                                    o If prevailing interest rates for similar
                                    Mortgage Loans fall below the interest rates on the Mortgage Loans in the trust, the rate of prepayment is likely to increase.

                                    o Conversely, if prevailing interest rates for similar Mortgage Loans rise above the interest rates on the Mortgage Loans in the trust, the rate of prepayment is likely to decrease.


                                                                              28
Banc of America Securities LLC
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-L  $340,996,000 (approximate)
--------------------------------------------------------------------------------

                                  Risk Factors
                                  ------------

The Rate of Principal Payments      If you are purchasing Offered Certificates
on the Mortgage Loans Will          at a discount, you should consider the risk
Affect the Yield on the             that if principal payments on the applicable
Certificates(Continued):            Mortgage Loans occur at a rate slower than
                                    you expected, your yield will be lower than you expected.

                                    If you are purchasing Offered Certificates at a premium, you should consider the risk that if principal payments on the applicable Mortgage Loans occur at a rate faster than you expected, your yield may be lower than you expected.

                                    You must make your own decisions as to the appropriate prepayment assumptions to be used when purchasing Offered Certificates. The senior prepayment percentage for a Group of all principal prepayments (excluding for this purpose, partial liquidations due to default, casualty, condemnation and the like) initially will be distributed to the classes of Class A Certificates of the Group that are entitled to receive principal prepayment distributions at that time. This may result in all (or a disproportionately high percentage) of those principal prepayments being distributed to the Class A Certificates of that Group and none (or a disproportionately low percentage) of those principal prepayments being distributed to holders of the Subordinate Certificates during the periods of time described in the definition of "Senior Prepayment Percentage."

                                    The timing of changes in the rate of
                                    prepayments may significantly affect the actual yield to you, even if the average rate of principal prepayments is consistent with your expectations. In general, the earlier the payment of principal of the Mortgage Loans, the greater the effect on your yield to maturity. As a result, the effect on your yield of principal prepayments occurring at a rate higher (or lower) than the rate you anticipate during the period immediately following the issuance of the certificates will not be offset by a subsequent like reduction (or increase) in the rate of principal prepayments.

The Variable Rate of Interest on    The mortgage interest rate on each Mortgage
the Offered Certificates Will       Loan will be fixed for an initial period of
Affect Your Yield:                  approximately three, five, seven or ten
                                    years from its date of origination. After the applicable fixed-rate period, the mortgage interest rate on each Mortgage Loan will adjust annually to equal the sum of one-year LIBOR and a gross margin. Mortgage interest rate adjustments will be subject to the limitations stated in the mortgage note on increases and decreases for any adjustment (i.e., a "periodic cap"). In addition, the mortgage interest rate will be subject to an overall rate ceiling.

                                    The pass through rate on each certificate may decrease, and may decrease significantly, after the mortgage interest rates on the applicable Mortgage Loans begin to adjust as a result of, among other factors, the dates of adjustment, the gross margins and changes in one-year LIBOR. In addition, although each Mortgage Loan in the trust has a rate ceiling, none of the Mortgage Loans has a specified floor. Accordingly, the minimum mortgage interest rate to which the Mortgage Loans may adjust will be the applicable gross margin. In addition, even if one-year LIBOR increases, a rate ceiling or a periodic cap may limit the mortgage interest rate, which could adversely affect the yield on the related certificates.


                                                                              29
Banc of America Securities LLC
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-L  $340,996,000 (approximate)
--------------------------------------------------------------------------------

                                  Risk Factors
                                  ------------

Adjustable Rate Mortgage Loan       Mortgage interest rates on the Mortgage
Borrowers May Be More Likely to     Loans at any time may not equal the
Prepay:                             prevailing mortgage interest rates for
                                    similar adjustable rate loans, and
                                    accordingly the prepayment rate may be lower or higher than would otherwise be anticipated. Moreover, some mortgagors who prefer the certainty provided by fixed-rate
                                    Mortgage Loans may nevertheless obtain
                                    adjustable rate Mortgage Loans at a time when they regard the mortgage interest rates
                                    (and, therefore, the payments) on fixed-rate
                                    Mortgage Loans as unacceptably high. These mortgagors may be induced to refinance adjustable rate Mortgage Loans when the mortgage interest rates and monthly payments on comparable fixed-rate Mortgage Loans decline to levels which these mortgagors regard as acceptable, even though these mortgage interest rates and monthly payments may be significantly higher than the current mortgage interest rates and monthly payments on the mortgagors' adjustable rate Mortgage
                                    Loans. The ability to refinance a Mortgage
                                    Loan will depend on a number of factors
                                    prevailing at the time refinancing is
                                    desired, such as, among other things, real estate values, the mortgagor's financial situation, prevailing mortgage interest rates, the mortgagor's equity in the related mortgaged property, tax laws and prevailing general economic conditions.

                                    Further, because the pass through rates on the certificates will be based on the weighted average of the net mortgage interest rates of the related Mortgage Loans, disproportionate principal payments on the related Mortgage Loans having net mortgage interest rates higher or lower than the then current pass through rates on the certificates will affect the pass through rates for the certificates for future periods and the yields on the certificates.

Delinquencies and Losses on the     Delinquencies on the Mortgage Loans in a
Mortgage Loans Will Adversely       Loan Group which are not advanced by or on
Affect Your Yield                   behalf of the Servicer (because the servicer
                                    has determined that these amounts, if
                                    advanced, would be nonrecoverable), will adversely affect the yield on the Class A
                                    Certificates of the related Group and the Subordinate Certificates. The Servicer will determine that a proposed advance is nonrecoverable when, in the good faith exercise of its servicing judgment, it believes the proposed advance would not be ultimately recoverable from the related mortgagor, related liquidation proceeds, or other recoveries in respect of the Mortgage
                                    Loan. Because of the priority of
                                    distributions, shortfalls resulting from delinquencies that are not covered by advances will be borne first by the Subordinate Certificates (in reverse numerical order), and then by the Class A
                                    Certificates of the Group.

                                    Net interest shortfalls will adversely
                                    affect the yields on the Offered
                                    Certificates. As a result, the yields on the Offered Certificates will depend on the rate and timing of realized losses on the Mortgage Loans in the related Loan Group and on all the Mortgage Loans, in the case of the Subordinate Certificates.


                                                                              30
Banc of America Securities LLC
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-L  $340,996,000 (approximate)
--------------------------------------------------------------------------------

                                  Risk Factors
                                  ------------

Interest Only Mortgage Loans May    Approximately [72.98]% of the Group 1
Have a Higher Risk of Default or    Mortgage Loans, approximately [73.29]% of
Rates of Prepayment                 the Group 2 Mortgage Loans, approximately
                                    [64.38]% of the Group 3 Mortgage Loans,
                                    approximately [88.71]% of the Group 4
                                    Mortgage Loans and approximately [75.91]% of all of the Mortgage Loans (in each case, by aggregate stated principal balance as of the Cut-off Date) do not require any scheduled payments of principal during the first 3, 5, 7 and 10 years, respectively, after origination, but require scheduled payments of interest only during this time. During this interest only period, the payment due from the related mortgagor will be less than that of a traditional Mortgage Loan. In addition, the principal balance of the Mortgage Loan will not be reduced (except in the case of prepayments) because there will be no scheduled monthly payments of principal during this period. Accordingly, no principal payments will be distributed to the related certificates from these Mortgage
                                    Loans during their interest only period
                                    except in the case of a prepayment.

                                    After the initial interest only period,
                                    payments on an interest only mortgage loan will be recalculated to amortize fully its unpaid principal balance over its remaining life and the mortgagor will be required to make scheduled payments of both principal and interest. The required payment of principal will increase the burden on the mortgagor and may increase the risk of default under the related mortgage loan. This increase in the mortgagor's scheduled monthly payment will occur when the mortgagor's monthly interest payment may also be increasing as a result of an increase in the mortgage interest rate on the first adjustment date. In underwriting interest only mortgage loans, Bank of America, National Association generally does not consider the ability of mortgagors to make payments of principal at the end of the interest only period. Higher scheduled monthly payments may induce the related mortgagors to refinance their mortgage loans, which would result in higher prepayments. In addition, in default situations losses may be greater on these mortgage loans because they do not amortize during the initial period. Losses, to the extent not covered by credit enhancement, will be allocated to the related certificates.

                                    Mortgage loans with an initial interest only period are relatively new in the secondary mortgage market. The performance of these mortgage loans may be significantly different from mortgage loans that amortize from origination. In particular, these mortgagors may be more likely to refinance their mortgage loans, which may result in higher prepayment speeds than would otherwise be the case.


                                                                              31
Banc of America Securities LLC
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-L  $340,996,000 (approximate)
--------------------------------------------------------------------------------

                                  Risk Factors
                                  ------------

The Rate of Default on              [None] of the Group 1 Mortgage
Mortgage Loans that Are             Loans, approximately [0.36]% of the Group 2
Secured by Investor                 Mortgage Loans, [none]of the Group 3
Properties May be Higher            Mortgage Loans, approximately [0.46]% of the
than on Other Mortgage              Group 4 Mortgage Loans and approximately
Loans                               [0.27]% of all of the Mortgage Loans (each
                                    by aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date) are expected to be secured by investor properties. An investor property is a property which, at the time of origination, the mortgagor represented would not be used as the mortgagor's primary residence or second home. Because the mortgagor is not living on the property, the mortgagor may be more likely to default on the Mortgage Loan than on a comparable Mortgage Loan secured by a primary residence, or to a lesser extent, a second home. In addition, income expected to be generated from an investor property may have been considered for underwriting purposes in addition to the income of the mortgagor from other sources.
                                    Should this income not materialize, it is possible the mortgagor would not have sufficient resources to make payments on the Mortgage Loan.

United States Military              As a result of military operations in
Operations May Increase             Afghanistan and Iraq, the United States has
Risk of Relief Act                  placed a substantial number of armed forces
Shortfalls                          reservists and members of the National Guard
                                    on active duty status. It is possible that the number of reservists and members of the National Guard placed on active duty status may remain at high levels for an extended time. To the extent that a member of the military, or a member of the armed forces reserves or National Guard who is called to active duty, is a mortgagor of a Mortgage
                                    Loan in the Trust, the interest rate
                                    limitation of the Servicemembers Civil
                                    Relief Act, and any comparable state law, will apply. This may result in interest shortfalls on the Mortgage Loans in the Trust, which will be borne by all classes of interest bearing certificates. Neither Bank of America, National Association nor the Depositor has taken any action to determine whether any of the Mortgage Loans would be affected by these interest rate limitations.


                                                                              32
Banc of America Securities LLC
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-L  $340,996,000 (approximate)
--------------------------------------------------------------------------------

                                  Risk Factors
                                  ------------

Subordination of Super              Subordinate certificateholders are more
Senior Support                      likely to suffer losses as a result of
Certificates and                    losses or delinquencies on the Mortgage
Subordinate Certificates            Loans than are Class A certificateholders.
Increases Risk of Loss

                                    o The rights of each class of Subordinate
                                    Certificates to receive distributions of interest and principal are subordinated to the rights of the Class A Certificates and each class of Subordinate Certificates with a lower number. For example, the Class B-2 Certificates will not receive principal or interest on a distribution date until the Class A Certificates and Class B-1 Certificates have received the amounts to which they are entitled on that Distribution Date.

                                    o Losses that are realized on the Mortgage
                                    Loans will be allocated first to the Class
                                    B-6 Certificates then to the Class B-5
                                    Certificates and so on, in reverse numerical order of the Subordinate Certificates, until the outstanding class balances of those classes have been reduced to zero.

                                    Super senior support certificateholders
                                    should consider the risk that after the
                                    Subordinate Certificates are no longer
                                    outstanding, the principal portion of losses realized on the Mortgage Loans that are allocated to the applicable class of super senior certificates will be borne by the related classes of super senior support certificates, rather than the related super senior certificates.

Geographic Concentration            At various times, certain geographic regions
May Increase Risk of Loss           will experience weaker economic conditions
Due to Adverse Economic             and housing markets and, consequently, will
Conditions or Natural               experience higher rates of delinquency and
Disasters                           loss on Mortgage Loans generally. In
                                    addition, certain states have experienced natural disasters, including earthquakes, fires, floods and hurricanes, which may adversely affect property values. Although mortgaged properties located in certain identified flood zones will be required to be covered, to the maximum extent available, by flood insurance, no mortgaged properties will otherwise be required to be insured against earthquake damage or any other loss not covered by standard hazard insurance policies. Any concentration of mortgaged properties in a state or region may present unique risk considerations. Any deterioration in housing prices in a state or region due to adverse economic conditions, natural disaster or other factors, and any deterioration of economic conditions in a state or region that adversely affects the ability of borrowers to make payments on the Mortgage Loans, may result in losses on the Mortgage Loans. Any losses may adversely affect the yield to maturity of the Offered Certificates.



                                                                              33
Banc of America Securities LLC
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-L  $340,996,000 (approximate)
--------------------------------------------------------------------------------

                                  Risk Factors
                                  ------------

Storms May Adversely                Mortgaged properties located in Louisiana,
Affect Holders of the               Alabama, Mississippi, Florida, Texas and
Offered Certificates                certain other states may have sustained
                                    damage as a result of Hurricanes Katrina, Rita, Wilma and other recent hurricanes and tropical storms or may sustain damage in the future from hurricanes or tropical storms.
                                    In addition, even if a mortgaged property is undamaged, a borrower's ability to make payments on the related Mortgage Loan may be affected as the result of interruption or loss of employment due to destruction of businesses in the affected areas or forced evacuations. Furthermore, as a result of these evacuations some borrowers may be reluctant or unable to make payments on their Mortgage Loans while prevented from occupying their mortgaged properties. None of the Depositor, the Servicer or the Trustee has determined whether any of the mortgaged properties has been damaged by any storm or whether a borrower has been otherwise adversely affected. As a result, there can be no assurance that material damage to any mortgaged property in the affected regions has not occurred or that losses or delinquencies resulting from such storms will not occur.

                                    Under the Pooling and Servicing Agreement, the Depositor will represent that, as of the closing date, each mortgaged property is in good repair and is undamaged so as not to affect adversely the value of the mortgaged property as security for the Mortgage Loan or the use for which the premises was intended. In the event of a breach of such representation with respect to a mortgaged property, which materially and adversely affects the interest of certificateholders in the related Mortgage Loan, the Depositor will be obligated to repurchase such Mortgage Loan or substitute a Mortgage Loan meeting the requirements of the Pooling and Servicing Agreement. Any such repurchase will have the same effect as prepayments of the affected Mortgage Loans. Any repurchases of the Mortgage Loans may reduce the weighted average lives of the Offered Certificates and therefore may adversely affect the yields on any Offered Certificates which are purchased at a premium.

                                    Losses resulting from delinquencies and
                                    defaults on Mortgage Loans as a consequence of Hurricanes Katrina, Rita or Wilma or other storms, other than as a consequence of damage to the mortgaged properties incurred before the closing date, will be borne by the certificates.


                                                                              34
Banc of America Securities LLC
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

                             [BANK OF AMERICA LOGO]

--------------------------------------------------------------------------------

The asset-backed securities referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these securities, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

Because the asset-backed securities are being offered on a "when, as and if issued" basis, any such contract will terminate, by its terms, without any further obligation or liability between us, if the securities themselves, or the particular class to which the contract relates, are not issued. Because the asset-backed securities are subject to modification or revision, any such contract also is conditioned upon the understanding that no material change will occur with respect to the relevant class of securities prior to the closing date. If a material change does occur with respect to such class, our contract will terminate, by its terms, without any further obligation or liability between us (the "Automatic Termination"). If an Automatic Termination occurs, we will provide you with revised offering materials reflecting the material change and give you an opportunity to purchase such class. To indicate your interest in purchasing the class, you must communicate to us your desire to do so within such timeframe as may be designated in connection with your receipt of the revised offering materials.

                 MBS New Issue Term Sheet - Collateral Appendix

                    Banc of America Mortgage Securities, Inc.

               Mortgage Pass-Through Certificates, Series 2005-L
                           $340,996,000 (approximate)

                                December 12, 2005

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
                                       1

--------------------------------------------------------------------------------
BoAMS 2005-L      $340,996,000 (approximate
--------------------------------------------------------------------------------

                  Collateral Summary of Group 1 Mortgage Loans

Description of The Group 1 Mortgage Loans

The Group 1 Mortgage Loans consist of 3/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 72.98% of the Group 1 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 2% for the first adjustment date and for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 1 Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------

                                          Collateral Summary    Range (if applicable)
---------------------------------------   ------------------    ---------------------
Total Outstanding Loan Balance                   $45,571,840
Total Number of Loans                                     88
Average Loan Principal Balance                      $517,862    $70,593 to $1,323,000
WA Gross Coupon                                        5.717%        4.875% to 7.000%
WA FICO                                                  735               626 to 805
WA Original Term (mos.)                           358 months        180 to 360 months
WA Remaining Term (mos.)                          357 months        179 to 360 months
WA OLTV                                                71.97%        20.00% to 90.77%
WA Months to First Rate Adjustment Date            35 months          33 to 36 months
Gross Margin                                           2.250%
WA Rate Ceiling                                       11.717%      10.875% to 13.000%
Geographic Concentration of Mortgaged Properties
(Top 5 States) based on                               CA                  31.09%
the Aggregate Stated Principal Balance                FL                  14.00%
                                                      NC                   7.83%
                                                      IL                   6.44%
                                                      MA                   6.27%

--------------------------------------------------------------------------------

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
                                       2

--------------------------------------------------------------------------------
BoAMS 2005-L      $340,996,000 (approximate
--------------------------------------------------------------------------------

       Occupancy of Mortgaged Properties of the Group 1 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
Occupancy                           Loans       Cut-off Date        Balance
-------------------------------   ---------   ----------------   --------------
Primary Residence                        78     $40,445,671.37            88.75%
Second Home                              10       5,126,168.92            11.25
-------------------------------   ---------   ----------------   --------------
Total:                                   88     $45,571,840.29           100.00%

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 1 Mortgage Loans

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
Property Type                       Loans       Cut-off Date        Balance
-------------------------------   ---------   ----------------   --------------
Single Family Residence                  45     $23,119,419.24            50.73%
PUD-Detached                             18      11,882,187.83            26.07
Condominium                              22       9,469,233.22            20.78
PUD-Attached                              2         585,000.00             1.28
2-Family                                  1         516,000.00             1.13
-------------------------------   ---------   ----------------   --------------
Total:                                   88     $45,571,840.29           100.00%

               Mortgage Loan Purpose of the Group 1 Mortgage Loans

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
Purpose                             Loans       Cut-off Date        Balance
-------------------------------   ---------   ----------------   --------------
Purchase                                 44     $23,093,205.10            50.67%
Refinance-Rate/Term                      26      14,213,997.91            31.19
Refinance-Cashout                        18       8,264,637.28            18.14
-------------------------------   ---------   ----------------   --------------
Total:                                   88     $45,571,840.29           100.00%

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
                                       3

--------------------------------------------------------------------------------
BoAMS 2005-L      $340,996,000 (approximate
--------------------------------------------------------------------------------

            Geographic Distribution of the Mortgage Properties of the
                           Group 1 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
Geographic Area                     Loans       Cut-off Date        Balance
-------------------------------   ---------   ----------------   --------------
California                               26     $14,168,417.48            31.09%
Florida                                  11       6,377,800.00            14.00
North Carolina                            6       3,569,420.00             7.83
Illinois                                  8       2,936,946.94             6.44
Massachusetts                             5       2,857,631.34             6.27
South Carolina                            4       2,382,150.00             5.23
New York                                  3       1,624,465.15             3.56
New Jersey                                3       1,584,581.88             3.48
Arizona                                   3       1,559,749.76             3.42
Michigan                                  2       1,505,925.00             3.30
Colorado                                  3       1,297,068.08             2.85
Texas                                     4       1,073,993.21             2.36
Maryland                                  2         894,650.00             1.96
Wisconsin                                 2         785,394.19             1.72
Virginia                                  1         644,000.00             1.41
Nevada                                    1         630,000.00             1.38
Connecticut                               1         599,343.26             1.32
Kentucky                                  1         436,000.00             0.96
New Mexico                                1         359,000.00             0.79
Missouri                                  1         285,304.00             0.63
-------------------------------   ---------   ----------------   --------------
Total:                                   88     $45,571,840.29           100.00%

(1) As of the Cut-off Date, no more than approximately 3.38% of the Group 1 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
                                       4

--------------------------------------------------------------------------------
BoAMS 2005-L      $340,996,000 (approximate
--------------------------------------------------------------------------------

        California State Distribution of the Mortgaged Properties of the
                             Group 1 Mortgage Loans

                                                                              % of
                                                Aggregate                 Cut-off Date
                                Number Of   Stated Principal             Pool Principal
                                Mortgage      Balance as of        Balance of the California
California State Distribution     Loans       Cut-off Date               Mortgage Loans
-----------------------------   ---------   -----------------  ----------------------------------
Southern California                    19      $10,829,023.52                               76.43%
Northern California                     7        3,339,393.96                               23.57
-----------------------------   ---------   -----------------  ----------------------------------
Total:                                 26      $14,168,417.48                              100.00%

   Current Mortgage Loan Principal Balances of the Group 1 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
Current Mortgage Loan Principal   Mortgage     Balance as of     Pool Principal
Balances ($)                        Loans       Cut-off Date        Balance
-------------------------------   ---------   ----------------   --------------
50,000.01 - 100,000.00                    2        $147,593.21             0.32%
100,000.01 - 150,000.00                   2         264,500.00             0.58
150,000.01 - 200,000.00                   5         907,700.00             1.99
200,000.01 - 250,000.00                   4         917,400.00             2.01
250,000.01 - 300,000.00                   4       1,131,304.00             2.48
350,000.01 - 400,000.00                   2         718,650.00             1.58
400,000.01 - 450,000.00                  14       6,021,430.35            13.21
450,000.01 - 500,000.00                  14       6,627,131.20            14.54
500,000.01 - 550,000.00                  10       5,277,143.11            11.58
550,000.01 - 600,000.00                   7       4,119,911.34             9.04
600,000.01 - 650,000.00                   5       3,126,081.25             6.86
650,000.01 - 700,000.00                   5       3,350,678.24             7.35
700,000.01 - 750,000.00                   2       1,447,500.00             3.18
750,000.01 - 800,000.00                   1         780,000.00             1.71
800,000.01 - 850,000.00                   1         819,143.87             1.80
850,000.01 - 900,000.00                   1         883,098.72             1.94
900,000.01 - 950,000.00                   4       3,715,925.00             8.15
950,000.01 - 1,000,000.00                 4       3,993,650.00             8.76
1,000,000.01 - 1,500,000.00               1       1,323,000.00             2.90
-------------------------------   ---------   ----------------   --------------
Total:                                   88     $45,571,840.29           100.00%

(1) As of the Cut-off Date, the average outstanding principal balance of the Group 1 Mortgage Loans is expected to be approximately $517,862.

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
                                       5

--------------------------------------------------------------------------------
BoAMS 2005-L      $340,996,000 (approximate
--------------------------------------------------------------------------------

         Original Loan-To-Value Ratios of the Group 1 Mortgage Loans (1)

                                                  Aggregate           % of
                                   Number Of   Stated Principal   Cut-off Date
                                   Mortgage     Balance as of    Pool Principal
Original Loan-To-Value Ratios (%)    Loans       Cut-off Date       Balance
---------------------------------  ---------   ----------------  --------------
15.01 - 20.00                              1        $577,568.08            1.27%
30.01 - 35.00                              1         520,000.00            1.14
40.01 - 45.00                              3       1,571,043.26            3.45
45.01 - 50.00                              3       2,056,546.94            4.51
50.01 - 55.00                              2       1,369,474.01            3.01
55.01 - 60.00                              4       2,156,281.25            4.73
60.01 - 65.00                              3       2,277,000.00            5.00
65.01 - 70.00                              5       2,664,545.33            5.85
70.01 - 75.00                              8       4,560,584.54           10.01
75.01 - 80.00                             55      27,401,296.88           60.13
80.01 - 85.00                              1         146,500.00            0.32
85.01 - 90.00                              1         153,000.00            0.34
90.01 - 95.00                              1         118,000.00            0.26
---------------------------------  ---------   ----------------  --------------
Total:                                    88     $45,571,840.29          100.00%

(1) As of the Cut-off Date, the weighted average Loan-To-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately 71.97%.

        Current Mortgage Interest Rates of the Group 1 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
Mortgage Interest Rates (%)         Loans       Cut-off Date        Balance
-------------------------------   ---------   ----------------   --------------
4.751 - 5.000                             2      $1,298,800.00             2.85%
5.001 - 5.250                            11       3,673,194.19             8.06
5.251 - 5.500                            22      12,260,214.21            26.90
5.501 - 5.750                            18      10,318,624.83            22.64
5.751 - 6.000                            23      12,248,576.80            26.88
6.001 - 6.250                             9       4,302,510.26             9.44
6.501 - 6.750                             2         899,920.00             1.97
6.751 - 7.000                             1         570,000.00             1.25
-------------------------------   ---------   ----------------   --------------
Total:                                   88     $45,571,840.29           100.00%

(1) As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Group 1 Mortgage Loans is expected to be approximately 5.717% per annum.

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
                                       6

--------------------------------------------------------------------------------
BoAMS 2005-L      $340,996,000 (approximate
--------------------------------------------------------------------------------

                  Gross Margin of the Group 1 Mortgage Loans(1)

                                                  Aggregate           % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage      Balance as of    Pool Principal
Gross Margin (%)                    Loans       Cut-off Date        Balance
-------------------------------   ---------   -----------------  --------------
 2.250                                   88      $45,571,840.29          100.00%
-------------------------------   ---------   -----------------  --------------
Total:                                   88      $45,571,840.29          100.00%

(1) As of the Cut-off Date, the weighted average Gross Margin of the Group 1 Mortgage Loans is expected to be approximately 2.250% per annum.

                 Rate Ceilings of the Group 1 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
Rate Ceilings (%)                   Loans       Cut-off Date        Balance
-------------------------------   ---------   ----------------   --------------
10.751 - 11.000                           2      $1,298,800.00             2.85%
11.001 - 11.250                          11       3,673,194.19             8.06
11.251 - 11.500                          22      12,260,214.21            26.90
11.501 - 11.750                          18      10,318,624.83            22.64
11.751 - 12.000                          23      12,248,576.80            26.88
12.001 - 12.250                           9       4,302,510.26             9.44
12.501 - 12.750                           2         899,920.00             1.97
12.751 - 13.000                           1         570,000.00             1.25
-------------------------------   ---------   ----------------   --------------
Total:                                   88     $45,571,840.29           100.00%

(1) As of the Cut-off Date, the weighted average Rate Ceiling of the Group 1 Mortgage Loans is expected to be approximately 11.717% per annum.

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
                                       7

--------------------------------------------------------------------------------
BoAMS 2005-L      $340,996,000 (approximate
--------------------------------------------------------------------------------

          First Rate Adjustment Date of the Group 1 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
First Rate Adjustment Date          Loans       Cut-off Date        Balance
-------------------------------   ---------   ----------------   --------------
September 1, 2008                         6       2,228,684.33             4.89
October 1, 2008                          16       6,441,879.65            14.14
November 1, 2008                         49      26,602,551.31            58.37
December 1, 2008                         17     $10,298,725.00            22.60%
-------------------------------   ---------   ----------------   --------------
Total:                                   88     $45,571,840.29           100.00%

(1) As of the Cut-off Date, the weighted average months to first Rate Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 35 months.

                Remaining Terms of the Group 1 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
Remaining Term (Months)             Loans       Cut-off Date        Balance
-------------------------------   ---------   ----------------   --------------
161 - 180                                 1        $454,465.15             1.00%
341 - 360                                87      45,117,375.14            99.00
-------------------------------   ---------   ----------------   --------------
Total:                                   88     $45,571,840.29           100.00%

(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans is expected to be approximately 357 months.

         Credit Scoring of Mortgagors of the Group 1 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
Credit Scores                       Loans       Cut-off Date        Balance
-------------------------------   ---------   ----------------   --------------
801 - 850                                 3      $1,609,700.00             3.53%
751 - 800                                35      17,664,516.04            38.76
701 - 750                                27      16,248,985.71            35.66
651 - 700                                20       9,038,638.54            19.83
601 - 650                                 3       1,010,000.00             2.22
-------------------------------   ---------   ----------------   --------------
Total:                                   88     $45,571,840.29           100.00%

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
                                       8

--------------------------------------------------------------------------------
BoAMS 2005-L      $340,996,000 (approximate
--------------------------------------------------------------------------------

                  Collateral Summary of Group 2 Mortgage Loans

Description of The Group 2 Mortgage Loans

The Group 2 Mortgage Loans consist of 5/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 73.29% of the Group 2 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

--------------------------------------------------------------------------------

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 2 Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------

                                          Collateral Summary     Range (if applicable)
---------------------------------------   ------------------    ----------------------
Total Outstanding Loan Balance                  $133,829,323
Total Number of Loans                                    248
Average Loan Principal Balance                      $539,634    $127,999 to $1,270,000
WA Gross Coupon                                        5.502%         4.000% to 6.500%
WA FICO                                                  743                623 to 817
WA Original Term (mos.)                           360 months
WA Remaining Term (mos.)                          359 months         356 to 360 months
WA OLTV                                                72.57%         18.12% to 90.00%
WA Months to First Rate Adjustment Date            59 months           56 to 60 months
Gross Margin                                           2.250%
WA Rate Ceiling                                       10.502%         9.000% to 11.500
Geographic Concentration of Mortgaged Properties
(Top 5 States) based on                              CA                     47.10%
the Aggregate Stated Principal Balance               FL                     12.49%
                                                     VA                      9.40%
                                                     MD                      4.01%
                                                     NV                      3.51%

--------------------------------------------------------------------------------

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
                                       9

--------------------------------------------------------------------------------
BoAMS 2005-L      $340,996,000 (approximate
--------------------------------------------------------------------------------

       Occupancy of Mortgaged Properties of the Group 2 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
Occupancy                           Loans       Cut-off Date        Balance
-------------------------------   ---------   ----------------   --------------
Primary Residence                       222    $119,306,596.92            89.15%
Second Home                              25      14,042,725.58            10.49
Investor Property                         1         480,000.00             0.36
-------------------------------   ---------   ----------------   --------------
Total:                                  248    $133,829,322.50           100.00%

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 2 Mortgage Loans

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
Property Type                       Loans       Cut-off Date        Balance
-------------------------------   ---------   ----------------   --------------
Single Family Residence                 133     $74,394,735.91            55.59%
PUD-Detached                             58      33,651,913.30            25.15
Condominium                              50      22,446,045.94            16.77
PUD-Attached                              4       2,182,000.00             1.63
Townhouse                                 2         787,870.00             0.59
2-Family                                  1         366,757.35             0.27
-------------------------------   ---------   ----------------   --------------
Total:                                  248    $133,829,322.50           100.00%

               Mortgage Loan Purpose of the Group 2 Mortgage Loans

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
Purpose                             Loans       Cut-off Date        Balance
-------------------------------   ---------   ----------------   --------------
Purchase                                189    $102,760,731.62            76.78%
Refinance-Rate/Term                      38      20,258,422.12            15.14
Refinance-Cashout                        21      10,810,168.76             8.08
-------------------------------   ---------   ----------------   --------------
Total:                                  248    $133,829,322.50           100.00%

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
BoAMS 2005-L      $340,996,000 (approximate
--------------------------------------------------------------------------------

            Geographic Distribution of the Mortgage Properties of the
                           Group 2 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
Geographic Area                     Loans       Cut-off Date        Balance
-------------------------------   ---------   ----------------   --------------
California                              116     $63,037,252.57            47.10%
Florida                                  32      16,719,625.15            12.49
Virginia                                 23      12,578,788.75             9.40
Maryland                                 10       5,370,738.29             4.01
Nevada                                    8       4,691,906.67             3.51
Arizona                                   6       3,939,819.24             2.94
Massachusetts                             5       2,814,781.85             2.10
South Carolina                            5       2,304,237.37             1.72
Washington                                4       2,288,523.75             1.71
Illinois                                  4       2,108,199.83             1.58
Texas                                     4       1,923,703.00             1.44
District of Columbia                      3       1,885,200.00             1.41
New Mexico                                2       1,380,000.00             1.03
Oregon                                    2       1,168,016.79             0.87
Georgia                                   2       1,160,670.20             0.87
Indiana                                   2       1,091,531.90             0.82
Michigan                                  2         990,401.19             0.74
Alabama                                   2         979,380.36             0.73
Pennsylvania                              2         954,957.61             0.71
New York                                  2         924,850.00             0.69
Kansas                                    2         866,896.00             0.65
Tennessee                                 1         751,100.00             0.56
Missouri                                  1         665,313.00             0.50
Ohio                                      1         640,000.00             0.48
Minnesota                                 1         553,568.41             0.41
New Jersey                                1         550,000.00             0.41
Colorado                                  1         500,000.00             0.37
Connecticut                               1         491,061.91             0.37
Utah                                      1         237,999.99             0.18
Wisconsin                                 1         132,800.00             0.10
North Carolina                            1         127,998.67             0.10
-------------------------------   ---------   ----------------   --------------
Total:                                  248    $133,829,322.50           100.00%

(1) As of the Cut-off Date, no more than approximately 1.44% of the Group 2 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
BoAMS 2005-L      $340,996,000 (approximate
--------------------------------------------------------------------------------

        California State Distribution of the Mortgaged Properties of the
                             Group 2 Mortgage Loans

                                                                              % of
                                                Aggregate                 Cut-off Date
                                Number Of   Stated Principal             Pool Principal
                                Mortgage      Balance as of    Balance of the California Mortgage
California State Distribution     Loans       Cut-off Date                   Loans
-----------------------------   ---------   -----------------  ----------------------------------
Northern California                    71      $39,275,094.11                               62.30%
Southern California                    45       23,762,158.46                               37.70
-----------------------------   ---------   -----------------  ----------------------------------
Total:                                116      $63,037,252.57                              100.00%

   Current Mortgage Loan Principal Balances of the Group 2 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
Current Mortgage Loan             Mortgage     Balance as of     Pool Principal
Principal Balances ($)              Loans       Cut-off Date        Balance
-------------------------------   ---------   ----------------   --------------
100,000.01 - 150,000.00                   3        $403,998.67             0.30%
150,000.01 - 200,000.00                   3         569,519.60             0.43
200,000.01 - 250,000.00                   8       1,778,109.99             1.33
250,000.01 - 300,000.00                   4       1,130,573.00             0.84
300,000.01 - 350,000.00                   6       1,966,640.00             1.47
350,000.01 - 400,000.00                   1         366,757.35             0.27
400,000.01 - 450,000.00                  33      14,330,781.00            10.71
450,000.01 - 500,000.00                  57      27,165,654.62            20.30
500,000.01 - 550,000.00                  36      18,959,688.13            14.17
550,000.01 - 600,000.00                  37      21,406,938.05            16.00
600,000.01 - 650,000.00                  15       9,365,345.14             7.00
650,000.01 - 700,000.00                  11       7,442,916.38             5.56
700,000.01 - 750,000.00                  10       7,270,503.68             5.43
750,000.01 - 800,000.00                   6       4,627,503.22             3.46
800,000.01 - 850,000.00                   3       2,466,405.00             1.84
850,000.01 - 900,000.00                   4       3,546,100.00             2.65
900,000.01 - 950,000.00                   3       2,754,531.67             2.06
950,000.01 - 1,000,000.00                 6       5,942,357.00             4.44
1,000,000.01 - 1,500,000.00               2       2,335,000.00             1.74
-------------------------------   ---------   ----------------   --------------
Total:                                  248    $133,829,322.50           100.00%

(1) As of the Cut-off Date, the average outstanding principal balance of the Group 2 Mortgage Loans is expected to be approximately $539,634.

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
BoAMS 2005-L      $340,996,000 (approximate
--------------------------------------------------------------------------------

         Original Loan-To-Value Ratios of the Group 2 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
Original Loan-To-Value Ratios (%)   Loans       Cut-off Date        Balance
--------------------------------- ---------   ----------------   --------------
15.01 - 20.00                             3      $1,476,649.45             1.10%
30.01 - 35.00                             1         459,493.00             0.34
35.01 - 40.00                             2         997,972.09             0.75
40.01 - 45.00                             3       1,545,341.78             1.15
45.01 - 50.00                             5       3,152,286.31             2.36
50.01 - 55.00                            11       7,405,650.00             5.53
55.01 - 60.00                             8       4,659,014.54             3.48
60.01 - 65.00                            14       8,179,144.10             6.11
65.01 - 70.00                            19      12,396,605.37             9.26
70.01 - 75.00                            24      12,983,547.01             9.70
75.01 - 80.00                           152      78,441,741.28            58.61
80.01 - 85.00                             2         756,650.07             0.57
85.01 - 90.00                             4       1,375,227.50             1.03
--------------------------------- ---------   ----------------   --------------
Total:                                  248    $133,829,322.50           100.00%

(1) As of the Cut-off Date, the weighted average Loan-To-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately 72.57%.

        Current Mortgage Interest Rates of the Group 2 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
Mortgage Interest Rates (%)         Loans       Cut-off Date        Balance
-------------------------------   ---------   ----------------   --------------
3.751 - 4.000                             1        $429,957.61             0.32%
4.251 - 4.500                             6       3,372,882.89             2.52
4.501 - 4.750                            17      10,225,044.65             7.64
4.751 - 5.000                            19       9,648,776.48             7.21
5.001 - 5.250                            21      12,769,802.51             9.54
5.251 - 5.500                            68      37,335,319.82            27.90
5.501 - 5.750                            50      24,552,952.21            18.35
5.751 - 6.000                            42      23,361,525.48            17.46
6.001 - 6.250                            14       7,728,285.93             5.77
6.251 - 6.500                            10       4,404,774.92             3.29
-------------------------------   ---------   ----------------   --------------
Total:                                  248    $133,829,322.50           100.00%

(1) As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Group 2 Mortgage Loans is expected to be approximately 5.502% per annum.

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
BoAMS 2005-L      $340,996,000 (approximate
--------------------------------------------------------------------------------

                  Gross Margin of the Group 2 Mortgage Loans(1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
Gross Margin (%)                    Loans       Cut-off Date        Balance
-------------------------------   ---------   ----------------   --------------
 2.250                                  248    $133,829,322.50           100.00%
-------------------------------   ---------   ----------------   --------------
Total:                                  248    $133,829,322.50           100.00%

(1) As of the Cut-off Date, the weighted average Gross Margin of the Group 2 Mortgage Loans is expected to be approximately 2.250% per annum.

                 Rate Ceilings of the Group 2 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
Rate Ceilings (%)                   Loans       Cut-off Date        Balance
-------------------------------   ---------   ----------------   --------------
8.751 - 9.000                             1        $429,957.61             0.32%
9.251 - 9.500                             6       3,372,882.89             2.52
9.501 - 9.750                            17      10,225,044.65             7.64
9.751 - 10.000                           19       9,648,776.48             7.21
10.001 - 10.250                          21      12,769,802.51             9.54
10.251 - 10.500                          68      37,335,319.82            27.90
10.501 - 10.750                          50      24,552,952.21            18.35
10.751 - 11.000                          42      23,361,525.48            17.46
11.001 - 11.250                          14       7,728,285.93             5.77
11.251 - 11.500                          10       4,404,774.92             3.29
-------------------------------   ---------   ----------------   --------------
Total:                                  248    $133,829,322.50           100.00%

(1) As of the Cut-off Date, the weighted average Rate Ceiling of the Group 2 Mortgage Loans is expected to be approximately 10.502% per annum.

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
BoAMS 2005-L      $340,996,000 (approximate
--------------------------------------------------------------------------------

          First Rate Adjustment Date of the Group 2 Mortgage Loans (1)

                                                                           Aggregate
                                Number of   Stated Principal                  % of
                                Mortgage      Balance as of               Cut-off Date
First Rate Adjustment Date        Loans       Cut-off Date           Pool Principal Balance
-----------------------------   ---------   -----------------  ----------------------------------
August 1, 2010                          5       $2,461,301.92                                1.84%
September 1, 2010                       8        4,110,424.85                                3.07
October 1, 2010                        33       12,063,791.48                                9.01
November 1, 2010                       89       47,701,420.35                               35.64
December 1, 2010                      113       67,492,383.90                               50.43
-----------------------------   ---------   -----------------  ----------------------------------
Total:                                248     $133,829,322.50                              100.00%

(1) As of the Cut-off Date, the weighted average months to first Rate Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 59 months.

                Remaining Terms of the Group 2 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
Remaining Term (Months)             Loans       Cut-off Date        Balance
-------------------------------   ---------   ----------------   --------------
341 - 360                               248    $133,829,322.50           100.00%
-------------------------------   ---------   ----------------   --------------
Total:                                  248    $133,829,322.50           100.00%

(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the Group 2 Mortgage Loans is expected to be approximately 359 months.

         Credit Scoring of Mortgagors of the Group 2 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
Credit Scores                       Loans       Cut-off Date        Balance
-------------------------------   ---------   ----------------   --------------
801 - 850                                14      $7,787,982.08             5.82%
751 - 800                               109      60,688,519.25            45.35
701 - 750                                75      43,011,331.80            32.14
651 - 700                                39      18,165,707.63            13.57
601 - 650                                11       4,175,781.74             3.12
-------------------------------   ---------   ----------------   --------------
Total:                                  248    $133,829,322.50           100.00%

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
BoAMS 2005-L      $340,996,000 (approximate
--------------------------------------------------------------------------------

                  Collateral Summary of Group 3 Mortgage Loans

Description of The Group 3 Mortgage Loans

The Group 3 Mortgage Loans consist of 7/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 7 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 64.38% of the Group 3 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 3 Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------

                                          Collateral Summary     Range (if applicable)
---------------------------------------   ------------------    ----------------------
Total Outstanding Loan Balance                   $72,109,342
Total Number of Loans                                    115
Average Loan Principal Balance                      $627,038    $240,000 to $1,500,000
WA Gross Coupon                                        5.719%         4.875% to 6.625%
WA FICO                                                  741                644 to 815
WA Original Term (mos.)                           360 months
WA Remaining Term (mos.)                          359 months                357 to 360
WA OLTV                                                69.34%         16.27% to 90.00%
WA Months to First Rate Adjustment Date            83 months           81 to 84 months
Gross Margin                                           2.250%
WA Rate Ceiling                                       10.719%        9.875% to 11.625%
Geographic Concentration of Mortgaged Properties
(Top 5 States) based on                              CA                    37.76%
the Aggregate Stated Principal Balance               NC                    10.20%
                                                     SC                     9.83%
                                                     FL                     5.48%
                                                     AZ                     5.31%

--------------------------------------------------------------------------------

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
BoAMS 2005-L      $340,996,000 (approximate
--------------------------------------------------------------------------------

       Occupancy of Mortgaged Properties of the Group 3 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
Occupancy                           Loans       Cut-off Date        Balance
-------------------------------   ---------   ----------------   --------------
Primary Residence                        95     $58,361,881.78            80.94%
Second Home                              20      13,747,460.58            19.06
-------------------------------   ---------   ----------------   --------------
Total:                                  115     $72,109,342.36           100.00%

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 3 Mortgage Loans

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
Property Type                       Loans       Cut-off Date        Balance
-------------------------------   ---------   ----------------   --------------
Single Family Residence                  52     $32,214,708.78            44.67%
PUD-Detached                             35      22,483,789.96            31.18
Condominium                              22      13,831,145.82            19.18
PUD-Attached                              4       2,714,120.14             3.76
Townhouse                                 2         865,577.66             1.20
-------------------------------   ---------   ----------------   --------------
Total:                                  115     $72,109,342.36           100.00%

               Mortgage Loan Purpose of the Group 3 Mortgage Loans

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
Purpose                             Loans       Cut-off Date        Balance
-------------------------------   ---------   ----------------   --------------
Purchase                                 73     $46,199,944.18            64.07%
Refinance-Rate/Term                      27      17,900,074.15            24.82
Refinance-Cashout                        15       8,009,324.03            11.11
-------------------------------   ---------   ----------------   --------------
Total:                                  115     $72,109,342.36           100.00%

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------
BoAMS 2005-L      $340,996,000 (approximate
--------------------------------------------------------------------------------

            Geographic Distribution of the Mortgage Properties of the
                           Group 3 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
Geographic Area                     Loans       Cut-off Date        Balance
-------------------------------   ---------   ----------------   --------------
California                               42     $27,231,160.26            37.76%
North Carolina                           10       7,357,012.78            10.20
South Carolina                           12       7,086,289.01             9.83
Florida                                   7       3,952,044.90             5.48
Arizona                                   7       3,826,005.71             5.31
Virginia                                  5       3,262,859.94             4.52
New Jersey                                5       2,926,902.29             4.06
District of Columbia                      4       2,493,070.63             3.46
Washington                                4       2,001,782.00             2.78
Colorado                                  2       1,947,132.67             2.70
Texas                                     3       1,487,750.00             2.06
Maryland                                  2       1,387,096.43             1.92
Massachusetts                             3       1,284,771.93             1.78
Hawaii                                    1       1,200,000.00             1.66
Utah                                      1       1,000,000.00             1.39
Georgia                                   2         931,276.00             1.29
Delaware                                  1         655,000.00             0.91
Illinois                                  1         629,357.68             0.87
Minnesota                                 1         594,000.00             0.82
Oregon                                    1         583,330.13             0.81
Tennessee                                 1         272,500.00             0.38
-------------------------------   ---------   ----------------   --------------
Total:                                  115     $72,109,342.36           100.00%

(1) As of the Cut-off Date, no more than approximately 3.51% of the Group 3 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
                                       18

--------------------------------------------------------------------------------
BoAMS 2005-L      $340,996,000 (approximate
--------------------------------------------------------------------------------

        California State Distribution of the Mortgaged Properties of the
                             Group 3 Mortgage Loans

                                                                              % of
                                                Aggregate                 Cut-off Date
                                Number Of   Stated Principal             Pool Principal
                                Mortgage      Balance as of    Balance of the California Mortgage
California State Distribution     Loans       Cut-off Date                   Loans
-----------------------------   ---------   -----------------  ----------------------------------
Southern California                    23      $14,891,146.64                               54.68%
Northern California                    19       12,340,013.62                               45.32
-----------------------------   ---------   -----------------  ----------------------------------
Total:                                 42      $27,231,160.26                              100.00%

   Current Mortgage Loan Principal Balances of the Group 3 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
Current Mortgage Loan Principal   Mortgage     Balance as of     Pool Principal
Balances ($)                        Loans       Cut-off Date        Balance
-------------------------------   ---------   ----------------   --------------
200,000.01 - 250,000.00                   1        $240,000.00             0.33%
250,000.01 - 300,000.00                   2         526,900.00             0.73
400,000.01 - 450,000.00                  14       6,098,455.86             8.46
450,000.01 - 500,000.00                  23      10,962,677.50            15.20
500,000.01 - 550,000.00                  11       5,811,702.52             8.06
550,000.01 - 600,000.00                  18      10,506,762.15            14.57
600,000.01 - 650,000.00                   7       4,380,846.02             6.08
650,000.01 - 700,000.00                   8       5,400,972.93             7.49
700,000.01 - 750,000.00                   6       4,379,250.00             6.07
750,000.01 - 800,000.00                   7       5,478,324.01             7.60
800,000.01 - 850,000.00                   1         812,000.00             1.13
850,000.01 - 900,000.00                   4       3,504,914.22             4.86
900,000.01 - 950,000.00                   3       2,763,200.00             3.83
950,000.01 - 1,000,000.00                 5       4,955,926.36             6.87
1,000,000.01 - 1,500,000.00               5       6,287,410.79             8.72
-------------------------------   ---------   ----------------   --------------
Total:                                  115     $72,109,342.36           100.00%

(1) As of the Cut-off Date, the average outstanding principal balance of the Group 3 Mortgage Loans is expected to be approximately $627,038.

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
                                       19

--------------------------------------------------------------------------------
BoAMS 2005-L      $340,996,000 (approximate
--------------------------------------------------------------------------------

         Original Loan-To-Value Ratios of the Group 3 Mortgage Loans (1)

                                                 Aggregate            % of
                                   Number Of  Stated Principal    Cut-off Date
                                   Mortgage    Balance as of     Pool Principal
Original Loan-To-Value Ratios (%)    Loans      Cut-off Date        Balance
---------------------------------  ---------  ----------------   --------------
15.01 - 20.00                              1       $610,000.00             0.85%
20.01 - 25.00                              1        800,000.00             1.11
25.01 - 30.00                              3      1,712,623.89             2.38
30.01 - 35.00                              2      1,176,093.30             1.63
40.01 - 45.00                              1        591,500.00             0.82
45.01 - 50.00                              7      4,515,100.00             6.26
50.01 - 55.00                              1        574,399.66             0.80
55.01 - 60.00                              4      3,818,164.15             5.29
60.01 - 65.00                              7      4,183,363.57             5.80
65.01 - 70.00                             18     13,552,570.71            18.79
70.01 - 75.00                             10      6,601,149.97             9.15
75.01 - 80.00                             58     33,051,932.12            45.84
85.01 - 90.00                              2        922,444.99             1.28
-------------------------------   ---------   ----------------   --------------
Total:                                   115    $72,109,342.36           100.00%

(1) As of the Cut-off Date, the weighted average Loan-To-Value Ratio at origination of the Group 3 Mortgage Loans is expected to be approximately 69.34%.

        Current Mortgage Interest Rates of the Group 3 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
Mortgage Interest Rates (%)         Loans       Cut-off Date        Balance
-------------------------------   ---------   ----------------   --------------
4.751 - 5.000                             7      $4,724,473.08             6.55%
5.001 - 5.250                             5       2,886,979.13             4.00
5.251 - 5.500                            15       8,959,711.41            12.43
5.501 - 5.750                            44      27,387,278.95            37.98
5.751 - 6.000                            31      20,587,894.79            28.55
6.001 - 6.250                             7       4,249,850.00             5.89
6.251 - 6.500                             5       2,764,931.00             3.83
6.501 - 6.750                             1         548,224.00             0.76
-------------------------------   ---------   ----------------   --------------
Total:                                  115     $72,109,342.36           100.00%

(1) As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Group 3 Mortgage Loans is expected to be approximately 5.719% per annum.

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
                                       20

--------------------------------------------------------------------------------
BoAMS 2005-L      $340,996,000 (approximate
--------------------------------------------------------------------------------

                  Gross Margin of the Group 3 Mortgage Loans(1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
Gross Margin (%)                    Loans       Cut-off Date        Balance
-------------------------------   ---------   ----------------   --------------
 2.250                                  115     $72,109,342.36           100.00%
-------------------------------   ---------   ----------------   --------------
Total:                                  115     $72,109,342.36           100.00%

(1) As of the Cut-off Date, the weighted average Gross Margin of the Group 3 Mortgage Loans is expected to be approximately 2.250% per annum.

                 Rate Ceilings of the Group 3 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
Rate Ceilings (%)                   Loans       Cut-off Date        Balance
-------------------------------   ---------   ----------------   --------------
9.751 - 10.000                            7      $4,724,473.08             6.55%
10.001 - 10.250                           5       2,886,979.13             4.00
10.251 - 10.500                          15       8,959,711.41            12.43
10.501 - 10.750                          44      27,387,278.95            37.98
10.751 - 11.000                          31      20,587,894.79            28.55
11.001 - 11.250                           7       4,249,850.00             5.89
11.251 - 11.500                           5       2,764,931.00             3.83
11.501 - 11.750                           1         548,224.00             0.76
-------------------------------   ---------   ----------------   --------------
Total:                                  115     $72,109,342.36           100.00%

(1) As of the Cut-off Date, the weighted average Rate Ceiling of the Group 3 Mortgage Loans is expected to be approximately 10.719% per annum.

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
                                       21

--------------------------------------------------------------------------------
BoAMS 2005-L      $340,996,000 (approximate
--------------------------------------------------------------------------------

          First Rate Adjustment Date of the Group 3 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
First Rate Adjustment Date          Loans       Cut-off Date        Balance
-------------------------------   ---------   ----------------   --------------
September 1, 2012                         6       3,796,357.25             5.26
October 1, 2012                           4       2,057,198.18             2.85
November 1, 2012                         61      38,911,894.93            53.96
December 1, 2012                         44     $27,343,892.00            37.92%
-------------------------------   ---------   ----------------   --------------
Total:                                  115     $72,109,342.36           100.00%

(1) As of the Cut-off Date, the weighted average months to first Rate Adjustment Date for the Group 3 Mortgage Loans is expected to be approximately 83 months.

                Remaining Terms of the Group 3 Mortgage Loans (1)

                                                  Aggregate           % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage      Balance as of    Pool Principal
Remaining Term (Months)             Loans       Cut-off Date        Balance
-------------------------------   ---------   -----------------  --------------
341 - 360                               115      $72,109,342.36          100.00%
-------------------------------   ---------   -----------------  --------------
Total:                                  115      $72,109,342.36          100.00%

(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the Group 3 Mortgage Loans is expected to be approximately 359 months.

         Credit Scoring of Mortgagors of the Group 3 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
Credit Scores                       Loans       Cut-off Date        Balance
-------------------------------   ---------   ----------------   --------------
801 - 850                                 9      $5,235,034.99             7.26%
751 - 800                                45      29,917,559.96            41.49
701 - 750                                36      22,449,699.86            31.13
651 - 700                                22      12,568,542.44            17.43
601 - 650                                 2       1,473,505.11             2.04
Not Scored                                1         465,000.00             0.64
-------------------------------   ---------   ----------------   --------------
Total:                                  115     $72,109,342.36           100.00%

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
                                       22

--------------------------------------------------------------------------------
BoAMS 2005-L      $340,996,000 (approximate
--------------------------------------------------------------------------------

                  Collateral Summary of Group 4 Mortgage Loans

Description of The Group 4 Mortgage Loans

The Group 4 Mortgage Loans consist of 10/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 10 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 88.71% of the Group 4 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 4 Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------

                                          Collateral Summary     Range (if applicable)
---------------------------------------   ------------------    ----------------------
Total Outstanding Loan Balance                  $102,773,206
Total Number of Loans                                    174
Average Loan Principal Balance                      $590,651    $121,886 to $1,250,000
WA Gross Coupon                                        5.837%         4.750% to 6.750%
WA FICO                                                  755                625 to 823
WA Original Term (mos.)                           360 months
WA Remaining Term (mos.)                          359 months         356 to 360 months
WA OLTV                                                67.84%         24.00% to 80.00%
WA Months to First Rate Adjustment Date           119 months         116 to 120 months
Gross Margin                                           2.250%
WA Rate Ceiling                                       10.837%        9.750% to 11.750%
Geographic Concentration of Mortgaged Properties
(Top 5 States) based on                               CA                    57.70%
the Aggregate Stated Principal Balance                FL                     7.64%
                                                      DC                     5.13%
                                                      NC                     4.91%
                                                      MD                     4.12%

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
                                       23

--------------------------------------------------------------------------------
BoAMS 2005-L      $340,996,000 (approximate
--------------------------------------------------------------------------------

       Occupancy of Mortgaged Properties of the Group 4 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
Occupancy                           Loans       Cut-off Date        Balance
-------------------------------   ---------   ----------------   --------------
Primary Residence                       161     $94,436,551.63            91.89%
Second Home                              12       7,863,600.00             7.65
Investor Property                         1         473,053.90             0.46
-------------------------------   ---------   ----------------   --------------
Total:                                  174    $102,773,205.53           100.00%

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 4 Mortgage Loans

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
Property Type                       Loans       Cut-off Date        Balance
-------------------------------   ---------   ----------------   --------------
Single Family Residence                 107     $64,238,560.32            62.51%
PUD-Detached                             43      25,995,461.90            25.29
Condominium                              21      11,206,183.31            10.90
PUD-Attached                              2         913,000.00             0.89
Townhouse                                 1         420,000.00             0.41
-------------------------------   ---------   ----------------   --------------
Total:                                  174    $102,773,205.53           100.00%

               Mortgage Loan Purpose of the Group 4 Mortgage Loans

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
Purpose                             Loans       Cut-off Date        Balance
-------------------------------   ---------   ----------------   --------------
Purchase                                 81     $47,596,959.04            46.31%
Refinance-Rate/Term                      57      36,048,957.95            35.08
Refinance-Cashout                        36      19,127,288.54            18.61
-------------------------------   ---------   ----------------   --------------
Total:                                  174    $102,773,205.53           100.00%

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
                                       24

--------------------------------------------------------------------------------
BoAMS 2005-L      $340,996,000 (approximate
--------------------------------------------------------------------------------

            Geographic Distribution of the Mortgage Properties of the
                           Group 4 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
Geographic Area                     Loans       Cut-off Date        Balance
-------------------------------   ---------   ----------------   --------------
California                               97     $59,298,805.09            57.70%
Florida                                  14       7,853,894.15             7.64
District of Columbia                      8       5,272,207.62             5.13
North Carolina                            8       5,043,053.00             4.91
Maryland                                  8       4,238,083.52             4.12
Virginia                                  8       4,197,953.01             4.08
South Carolina                            4       2,313,587.90             2.25
Washington                                3       1,781,136.64             1.73
Georgia                                   4       1,725,400.00             1.68
New Jersey                                3       1,416,611.38             1.38
Connecticut                               2       1,369,053.22             1.33
Nevada                                    2       1,134,000.00             1.10
New Mexico                                2       1,127,500.00             1.10
Missouri                                  2         999,920.00             0.97
Idaho                                     1         750,000.00             0.73
Arizona                                   1         725,000.00             0.71
Rhode Island                              1         560,000.00             0.54
Michigan                                  1         525,000.00             0.51
Iowa                                      1         516,000.00             0.50
Colorado                                  1         500,000.00             0.49
Massachusetts                             1         484,000.00             0.47
New York                                  1         474,000.00             0.46
Hawaii                                    1         468,000.00             0.46
-------------------------------   ---------   ----------------   --------------
Total:                                  174    $102,773,205.53           100.00%

(1) As of the Cut-off Date, no more than approximately 2.35% of the Group 4 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
                                       25

--------------------------------------------------------------------------------
BoAMS 2005-L      $340,996,000 (approximate
--------------------------------------------------------------------------------

        California State Distribution of the Mortgaged Properties of the
                             Group 4 Mortgage Loans

                                                                              % of
                                                Aggregate                 Cut-off Date
                                Number Of   Stated Principal             Pool Principal
                                Mortgage      Balance as of    Balance of the California Mortgage
California State Distribution     Loans       Cut-off Date                   Loans
-----------------------------   ---------   -----------------  ----------------------------------
Southern California                    51      $30,524,936.84                               51.48%
Northern California                    46       28,773,868.25                               48.52
-----------------------------   ---------   -----------------  ----------------------------------
Total:                                 97      $59,298,805.09                              100.00%

   Current Mortgage Loan Principal Balances of the Group 4 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
Current Mortgage Loan Principal   Mortgage     Balance as of     Pool Principal
Balances ($)                        Loans       Cut-off Date        Balance
-------------------------------   ---------   ----------------   --------------
100,000.01 - 150,000.00                   2        $254,886.25             0.25%
200,000.01 - 250,000.00                   1         232,000.00             0.23
250,000.01 - 300,000.00                   1         258,750.00             0.25
400,000.01 - 450,000.00                  30      13,107,886.99            12.75
450,000.01 - 500,000.00                  28      13,482,960.96            13.12
500,000.01 - 550,000.00                  24      12,625,671.00            12.28
550,000.01 - 600,000.00                  23      13,304,013.39            12.95
600,000.01 - 650,000.00                  18      11,435,108.72            11.13
650,000.01 - 700,000.00                  15      10,162,305.00             9.89
700,000.01 - 750,000.00                   7       5,147,920.00             5.01
750,000.01 - 800,000.00                   7       5,427,053.22             5.28
800,000.01 - 850,000.00                   4       3,339,100.00             3.25
850,000.01 - 900,000.00                   2       1,746,100.00             1.70
950,000.01 - 1,000,000.00                10       9,850,450.00             9.58
1,000,000.01 - 1,500,000.00               2       2,399,000.00             2.33
-------------------------------   ---------   ----------------   --------------
Total:                                  174    $102,773,205.53           100.00%

(1) As of the Cut-off Date, the average outstanding principal balance of the Group 4 Mortgage Loans is expected to be approximately $590,651.

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
                                       26

--------------------------------------------------------------------------------
BoAMS 2005-L      $340,996,000 (approximate
--------------------------------------------------------------------------------

         Original Loan-To-Value Ratios of the Group 4 Mortgage Loans (1)

                                                  Aggregate           % of
                                   Number Of   Stated Principal   Cut-off Date
                                   Mortgage     Balance as of    Pool Principal
Original Loan-To-Value Ratios (%)    Loans       Cut-off Date       Balance
---------------------------------  ---------   ----------------  --------------
20.01 - 25.00                              1        $552,000.00            0.54%
30.01 - 35.00                              3       1,604,400.00            1.56
35.01 - 40.00                              4       2,944,800.00            2.87
40.01 - 45.00                              5       2,865,500.00            2.79
45.01 - 50.00                              7       4,181,144.17            4.07
50.01 - 55.00                             11       6,700,718.39            6.52
55.01 - 60.00                             13       7,650,800.00            7.44
60.01 - 65.00                             12       7,884,111.38            7.67
65.01 - 70.00                             30      16,841,151.38           16.39
70.01 - 75.00                             17      11,756,600.00           11.44
75.01 - 80.00                             71      39,791,980.21           38.72
---------------------------------  ---------   ----------------  --------------
Total:                                   174    $102,773,205.53          100.00%

(1) As of the Cut-off Date, the weighted average Loan-To-Value Ratio at origination of the Group 4 Mortgage Loans is expected to be approximately 67.84%.

        Current Mortgage Interest Rates of the Group 4 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
Mortgage Interest Rates (%)         Loans       Cut-off Date        Balance
-------------------------------   ---------   ----------------   --------------
4.501 - 4.750                             1        $600,000.00             0.58%
4.751 - 5.000                             4       2,324,053.22             2.26
5.001 - 5.250                             6       3,223,624.01             3.14
5.251 - 5.500                            27      16,026,891.39            15.59
5.501 - 5.750                            31      19,304,922.87            18.78
5.751 - 6.000                            60      36,452,971.89            35.47
6.001 - 6.250                            28      16,135,537.90            15.70
6.251 - 6.500                            16       8,583,318.00             8.35
6.501 - 6.750                             1         121,886.25             0.12
-------------------------------   ---------   ----------------   --------------
Total:                                  174    $102,773,205.53           100.00%

(1) As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Group 4 Mortgage Loans is expected to be approximately 5.837% per annum.

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
                                       27

--------------------------------------------------------------------------------
BoAMS 2005-L      $340,996,000 (approximate
--------------------------------------------------------------------------------

                  Gross Margin of the Group 4 Mortgage Loans(1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
Gross Margin (%)                    Loans       Cut-off Date        Balance
-------------------------------   ---------   ----------------   --------------
 2.250                                  174    $102,773,205.53           100.00%
-------------------------------   ---------   ----------------   --------------
Total:                                  174    $102,773,205.53           100.00%

(1) As of the Cut-off Date, the weighted average Gross Margin of the Group 4 Mortgage Loans is expected to be approximately 2.250% per annum.

                 Rate Ceilings of the Group 4 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
Rate Ceilings (%)                   Loans       Cut-off Date        Balance
-------------------------------   ---------   ----------------   --------------
9.501 - 9.750                             1        $600,000.00             0.58%
9.751 - 10.000                            4       2,324,053.22             2.26
10.001 - 10.250                           6       3,223,624.01             3.14
10.251 - 10.500                          27      16,026,891.39            15.59
10.501 - 10.750                          31      19,304,922.87            18.78
10.751 - 11.000                          60      36,452,971.89            35.47
11.001 - 11.250                          28      16,135,537.90            15.70
11.251 - 11.500                          16       8,583,318.00             8.35
11.501 - 11.750                           1         121,886.25             0.12
-------------------------------   ---------   ----------------   --------------
Total:                                  174    $102,773,205.53           100.00%

(1) As of the Cut-off Date, the weighted average Rate Ceiling of the Group 4 Mortgage Loans is expected to be approximately 10.837% per annum.

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
                                       28

--------------------------------------------------------------------------------
BoAMS 2005-L      $340,996,000 (approximate
--------------------------------------------------------------------------------

          First Rate Adjustment Date of the Group 4 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
First Rate Adjustment Date          Loans       Cut-off Date        Balance
-------------------------------   ---------   ----------------   --------------
August 1, 2015                            1        $429,953.01             0.42%
September 1, 2015                         9       5,550,216.01             5.40
October 1, 2015                          18       9,721,878.45             9.46
November 1, 2015                         49      26,549,294.06            25.83
December 1, 2015                         97      60,521,864.00            58.89
-------------------------------   ---------   ----------------   --------------
Total:                                  174    $102,773,205.53           100.00%

(1) As of the Cut-off Date, the weighted average months to first Rate Adjustment Date for the Group 4 Mortgage Loans is expected to be approximately 119 months.

                Remaining Terms of the Group 4 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
Remaining Term (Months)             Loans       Cut-off Date        Balance
-------------------------------   ---------   ----------------   --------------
341 - 360                               174    $102,773,205.53           100.00%
-------------------------------   ---------   ----------------   --------------
Total:                                  174    $102,773,205.53           100.00%

(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the Group 4 Mortgage Loans is expected to be approximately 360 months.

         Credit Scoring of Mortgagors of the Group 4 Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
Credit Scores                       Loans       Cut-off Date        Balance
-------------------------------   ---------   ----------------   --------------
801 - 850                                15      $9,108,000.00             8.86%
751 - 800                                95      57,152,365.20            55.61
701 - 750                                44      26,042,284.08            25.34
651 - 700                                12       7,389,670.00             7.19
601 - 650                                 8       3,080,886.25             3.00
-------------------------------   ---------   ----------------   --------------
Total:                                  174    $102,773,205.53           100.00%

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
                                       29

--------------------------------------------------------------------------------
BoAMS 2005-L      $340,996,000 (approximate
--------------------------------------------------------------------------------

                    Collateral Summary of the Mortgage Loans

Description of The Mortgage Loans

The Mortgage Loans consist of 3/1, 5/1, 7/1 and 10/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3, 5, 7 and 10 years, respectively after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 75.91% of the Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 2% for the first adjustment date and 2% for every adjustment date thereafter for the 3/1 Hybrid ARMs, and Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter for the 5/1, 7/1 and 10/1 Hybrid ARMs. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6% for the 3/1 Hybrid ARMs and 5% for the 5/1, 7/1 and 10/1 Hybrid ARMs, over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------

                                          Collateral Summary     Range (if applicable)
---------------------------------------   ------------------    ----------------------
Total Outstanding Loan Balance                  $354,283,711
Total Number of Loans                                    625
Average Loan Principal Balance                      $566,854     $70,593 to $1,500,000
WA Gross Coupon                                        5.671%         4.000% to 7.000%
WA FICO                                                  745                623 to 823
WA Original Term (mos.)                           360 months         180 to 360 months
WA Remaining Term (mos.)                          359 months         179 to 360 months
WA OLTV                                                70.46%         16.27% to 90.77%
WA Months to First Rate Adjustment Date            78 months          33 to 120 months
Gross Margin                                           2.250%
WA Rate Ceiling                                       10.800%        9.000% to 13.000%
Geographic Concentration of Mortgaged Properties
(Top 5 States) based on                              CA                    46.22%
the Aggregate Stated Principal Balance               FL                     9.85%
                                                     VA                     5.84%
                                                     NC                     4.54%
                                                     SC                     3.98%

--------------------------------------------------------------------------------

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
                                       30

--------------------------------------------------------------------------------
BoAMS 2005-L      $340,996,000 (approximate
--------------------------------------------------------------------------------

           Occupancy of Mortgaged Properties of the Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
Occupancy                           Loans       Cut-off Date        Balance
-------------------------------   ---------   ----------------   --------------
Primary Residence                       556    $312,550,701.70            88.22%
Second Home                              67      40,779,955.08            11.51
Investor Property                         2         953,053.90             0.27
-------------------------------   ---------   ----------------   --------------
Total:                                  625    $354,283,710.68           100.00%

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                      Property Types of the Mortgage Loans

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
Property Type                       Loans       Cut-off Date        Balance
-------------------------------   ---------   ----------------   --------------
Single Family Residence                 337    $193,967,424.25            54.75%
PUD-Detached                            154      94,013,352.99            26.54
Condominium                             115      56,952,608.29            16.08
PUD-Attached                             12       6,394,120.14             1.80
Townhouse                                 5       2,073,447.66             0.59
2-Family                                  2         882,757.35             0.25
-------------------------------   ---------   ----------------   --------------
Total:                                  625    $354,283,710.68           100.00%

                   Mortgage Loan Purpose of the Mortgage Loans

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
Purpose                             Loans       Cut-off Date        Balance
-------------------------------   ---------   ----------------   --------------
Purchase                                387    $219,650,839.94            62.00%
Refinance-Rate/Term                     148      88,421,452.13            24.96
Refinance-Cashout                        90      46,211,418.61            13.04
-------------------------------   ---------   ----------------   --------------
Total:                                  625    $354,283,710.68           100.00%

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
                                       31

--------------------------------------------------------------------------------
BoAMS 2005-L      $340,996,000 (approximate
--------------------------------------------------------------------------------

  Geographic Distribution of the Mortgage Properties of the Mortgage Loans (1)

                          Number Of        Aggregate Stated    % of Cut-off Date
                           Mortgage       Principal Balance    Pool Principal
Geographic Area             Loans         as of Cut-off Date      Balance
--------------------   ----------------   ------------------   --------------
California                          281      $163,735,635.40            46.22%
Florida                              64        34,903,364.20             9.85
Virginia                             37        20,683,601.70             5.84
North Carolina                       25        16,097,484.45             4.54
South Carolina                       25        14,086,264.28             3.98
Maryland                             22        11,890,568.24             3.36
Arizona                              17        10,050,574.71             2.84
District of Columbia                 15         9,650,478.25             2.72
Massachusetts                        14         7,441,185.12             2.10
New Jersey                           12         6,478,095.55             1.83
Nevada                               11         6,455,906.67             1.82
Washington                           11         6,071,442.39             1.71
Illinois                             13         5,674,504.45             1.60
Texas                                11         4,485,446.21             1.27
Colorado                              7         4,244,200.75             1.20
Georgia                               8         3,817,346.20             1.08
New York                              6         3,023,315.15             0.85
Michigan                              5         3,021,326.19             0.85
New Mexico                            5         2,866,500.00             0.81
Connecticut                           4         2,459,458.39             0.69
Missouri                              4         1,950,537.00             0.55
Oregon                                3         1,751,346.92             0.49
Hawaii                                2         1,668,000.00             0.47
Utah                                  2         1,237,999.99             0.35
Minnesota                             2         1,147,568.41             0.32
Indiana                               2         1,091,531.90             0.31
Tennessee                             2         1,023,600.00             0.29
Alabama                               2           979,380.36             0.28
Pennsylvania                          2           954,957.61             0.27
Wisconsin                             3           918,194.19             0.26
Kansas                                2           866,896.00             0.24
Idaho                                 1           750,000.00             0.21
Delaware                              1           655,000.00             0.18
Ohio                                  1           640,000.00             0.18
Rhode Island                          1           560,000.00             0.16
Iowa                                  1           516,000.00             0.15
Kentucky                              1           436,000.00             0.12
--------------------   ----------------   ------------------   --------------
Total:                              625      $354,283,710.68           100.00%

(1) As of the Cut-off Date, no more than approximately 1.09% of the Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
                                       32

--------------------------------------------------------------------------------
BoAMS 2005-L      $340,996,000 (approximate
--------------------------------------------------------------------------------

          California State Distribution of the Mortgaged Properties of
                               the Mortgage Loans

                                                                              % of
                                                Aggregate                 Cut-off Date
                                Number Of   Stated Principal             Pool Principal
                                Mortgage      Balance as of    Balance of the California Mortgage
California State Distribution     Loans       Cut-off Date                   Loans
-----------------------------   ---------   -----------------  ----------------------------------
Northern California                   143      $83,728,369.94                               51.14%
Southern California                   138       80,007,265.46                               48.86
-----------------------------   ---------   -----------------  ----------------------------------
Total:                                281     $163,735,635.40                              100.00%

       Current Mortgage Loan Principal Balances of the Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
Current Mortgage Loan Principal   Mortgage     Balance as of     Pool Principal
Balances ($)                        Loans       Cut-off Date        Balance
-------------------------------   ---------   ----------------   --------------
50,000.01 - 100,000.00                    2        $147,593.21             0.04%
100,000.01 - 150,000.00                   7         923,384.92             0.26
150,000.01 - 200,000.00                   8       1,477,219.60             0.42
200,000.01 - 250,000.00                  14       3,167,509.99             0.89
250,000.01 - 300,000.00                  11       3,047,527.00             0.86
300,000.01 - 350,000.00                   6       1,966,640.00             0.56
350,000.01 - 400,000.00                   3       1,085,407.35             0.31
400,000.01 - 450,000.00                  91      39,558,554.20            11.17
450,000.01 - 500,000.00                 122      58,238,424.28            16.44
500,000.01 - 550,000.00                  81      42,674,204.76            12.05
550,000.01 - 600,000.00                  85      49,337,624.93            13.93
600,000.01 - 650,000.00                  45      28,307,381.13             7.99
650,000.01 - 700,000.00                  39      26,356,872.55             7.44
700,000.01 - 750,000.00                  25      18,245,173.68             5.15
750,000.01 - 800,000.00                  21      16,312,880.45             4.60
800,000.01 - 850,000.00                   9       7,436,648.87             2.10
850,000.01 - 900,000.00                  11       9,680,212.94             2.73
900,000.01 - 950,000.00                  10       9,233,656.67             2.61
950,000.01 - 1,000,000.00                25      24,742,383.36             6.98
1,000,000.01 - 1,500,000.00              10      12,344,410.79             3.48
-------------------------------   ---------   ----------------   --------------
Total:                                  625    $354,283,710.68           100.00%

(1) As of the Cut-off Date, the average outstanding principal balance of the Mortgage Loans is expected to be approximately $566,854.

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
                                       33

--------------------------------------------------------------------------------
BoAMS 2005-L      $340,996,000 (approximate
--------------------------------------------------------------------------------

             Original Loan-To-Value Ratios of the Mortgage Loans (1)

                                                  Aggregate           % of
                                    Number Of  Stated Principal   Cut-off Date
                                    Mortgage    Balance as of    Pool Principal
Original Loan-To-Value Ratios (%)     Loans      Cut-off Date       Balance
---------------------------------   ---------  ----------------  --------------
15.01 - 20.00                               5     $2,664,217.53            0.75%
20.01 - 25.00                               2      1,352,000.00            0.38
25.01 - 30.00                               3      1,712,623.89            0.48
30.01 - 35.00                               7      3,759,986.30            1.06
35.01 - 40.00                               6      3,942,772.09            1.11
40.01 - 45.00                              12      6,573,385.04            1.86
45.01 - 50.00                              22     13,905,077.42            3.92
50.01 - 55.00                              25     16,050,242.06            4.53
55.01 - 60.00                              29     18,284,259.94            5.16
60.01 - 65.00                              36     22,523,619.05            6.36
65.01 - 70.00                              72     45,454,872.79           12.83
70.01 - 75.00                              59     35,901,881.52           10.13
75.01 - 80.00                             336    178,686,950.49           50.44
80.01 - 85.00                               3        903,150.07            0.25
85.01 - 90.00                               7      2,450,672.49            0.69
90.01 - 95.00                               1        118,000.00            0.03
-------------------------------   ---------   ----------------   --------------
Total:                                    625   $354,283,710.68          100.00%

(1) As of the Cut-off Date, the weighted average Loan-To-Value Ratio at origination of the Mortgage Loans is expected to be approximately 70.46%.

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
                                       34

--------------------------------------------------------------------------------
BoAMS 2005-L      $340,996,000 (approximate
--------------------------------------------------------------------------------

            Current Mortgage Interest Rates of the Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
Mortgage Interest Rates (%)         Loans       Cut-off Date        Balance
-------------------------------   ---------   ----------------   --------------
3.751 - 4.000                             1        $429,957.61             0.12%
4.251 - 4.500                             6       3,372,882.89             0.95
4.501 - 4.750                            18      10,825,044.65             3.06
4.751 - 5.000                            32      17,996,102.78             5.08
5.001 - 5.250                            43      22,553,599.84             6.37
5.251 - 5.500                           132      74,582,136.83            21.05
5.501 - 5.750                           143      81,563,778.86            23.02
5.751 - 6.000                           156      92,650,968.96            26.15
6.001 - 6.250                            58      32,416,184.09             9.15
6.251 - 6.500                            31      15,753,023.92             4.45
6.501 - 6.750                             4       1,570,030.25             0.44
6.751 - 7.000                             1         570,000.00             0.16
-------------------------------   ---------   ----------------   --------------
Total:                                  625    $354,283,710.68           100.00%

(1) As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Mortgage Loans is expected to be approximately 5.671% per annum.

                      Gross Margin of the Mortgage Loans(1)

                                                 Aggregate            % of
                                 Number Of   Stated Principal     Cut-off Date
                                 Mortgage      Balance as of     Pool Principal
Gross Margin (%)                   Loans       Cut-off Date         Balance
-------------------------------  ---------   -----------------   --------------
 2.250                                 625     $354,283,710.68           100.00%
-------------------------------  ---------   -----------------   --------------
Total:                                 625     $354,283,710.68           100.00%

(1) As of the Cut-off Date, the weighted average Gross Margin of the Mortgage Loans is expected to be approximately 2.250% per annum.

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-L      $340,996,000 (approximate
--------------------------------------------------------------------------------

                     Rate Ceilings of the Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
Rate Ceilings (%)                   Loans       Cut-off Date        Balance
-------------------------------   ---------   ----------------   --------------
8.751 - 9.000                             1        $429,957.61             0.12%
9.251 - 9.500                             6       3,372,882.89             0.95
9.501 - 9.750                            18      10,825,044.65             3.06
9.751 - 10.000                           30      16,697,302.78             4.71
10.001 - 10.250                          32      18,880,405.65             5.33
10.251 - 10.500                         110      62,321,922.62            17.59
10.501 - 10.750                         125      71,245,154.03            20.11
10.751 - 11.000                         135      81,701,192.16            23.06
11.001 - 11.250                          60      31,786,868.02             8.97
11.251 - 11.500                          53      28,013,238.13             7.91
11.501 - 11.750                          20      10,988,735.08             3.10
11.751 - 12.000                          23      12,248,576.80             3.46
12.001 - 12.250                           9       4,302,510.26             1.21
12.501 - 12.750                           2         899,920.00             0.25
12.751 - 13.000                           1         570,000.00             0.16
-------------------------------   ---------   ----------------   --------------
Total:                                  625    $354,283,710.68           100.00%

(1) As of the Cut-off Date, the weighted average Rate Ceiling of the Mortgage Loans is expected to be approximately 10.800% per annum.

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
                                       36

--------------------------------------------------------------------------------
BoAMS 2005-L      $340,996,000 (approximate
--------------------------------------------------------------------------------

              First Rate Adjustment Date of the Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
First Rate Adjustment Date          Loans       Cut-off Date        Balance
-------------------------------   ---------   ----------------   --------------
September 1, 2008                         6       2,228,684.33             0.63
October 1, 2008                          16       6,441,879.65             1.82
November 1, 2008                         49      26,602,551.31             7.51
December 1, 2008                         17      10,298,725.00             2.91
August 1, 2010                            5      $2,461,301.92             0.69%
September 1, 2010                         8       4,110,424.85             1.16
October 1, 2010                          33      12,063,791.48             3.41
November 1, 2010                         89      47,701,420.35            13.46
December 1, 2010                        113      67,492,383.90            19.05
September 1, 2012                         6       3,796,357.25             1.07
October 1, 2012                           4       2,057,198.18             0.58
November 1, 2012                         61      38,911,894.93            10.98
December 1, 2012                         44      27,343,892.00             7.72
August 1, 2015                            1         429,953.01             0.12
September 1, 2015                         9       5,550,216.01             1.57
October 1, 2015                          18       9,721,878.45             2.74
November 1, 2015                         49      26,549,294.06             7.49
December 1, 2015                         97      60,521,864.00            17.08
-------------------------------   ---------   ----------------   --------------
Total:                                  625    $354,283,710.68           100.00%

(1) As of the Cut-off Date, the weighted average months to first Rate Adjustment Date for the Mortgage Loans is expected to be approximately 78 months.

                    Remaining Terms of the Mortgage Loans (1)

                                                  Aggregate           % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage      Balance as of    Pool Principal
Remaining Term (Months)             Loans       Cut-off Date        Balance
-------------------------------   ---------   -----------------  --------------
161 - 180                                 1         $454,465.15            0.13%
341 - 360                               624      353,829,245.53           99.87
-------------------------------   ---------   -----------------  --------------
Total:                                  625     $354,283,710.68          100.00%

(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the Mortgage Loans is expected to be approximately 359 months.

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
                                       37

--------------------------------------------------------------------------------
BoAMS 2005-L      $340,996,000 (approximate
--------------------------------------------------------------------------------

             Credit Scoring of Mortgagors of the Mortgage Loans (1)

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of     Pool Principal
Credit Scores                       Loans       Cut-off Date        Balance
-------------------------------   ---------   ----------------   --------------
801 - 850                                41     $23,740,717.07             6.70%
751 - 800                               284     165,422,960.45            46.69
701 - 750                               182     107,752,301.45            30.41
651 - 700                                93      47,162,558.61            13.31
601 - 650                                24       9,740,173.10             2.75
Not Scored                                1         465,000.00             0.13
-------------------------------   ---------   ----------------   --------------
Total:                                  625    $354,283,710.68           100.00%

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
                                       38